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                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                           Dated as of March 31, 1999

                                      Among

                            CENTURY ALUMINUM COMPANY
                    CENTURY ALUMINUM OF WEST VIRGINIA, INC.,
                            BERKELEY ALUMINUM, INC.,
                                       and
                            CENTURY CAST PLATE, INC.

                                  as Borrowers

              the Lending Institutions listed on Schedule 1 hereto

                                   as Lenders,

                                BANKBOSTON, N.A.,

                                    as Agent,

                      THE CIT GROUP/BUSINESS CREDIT, INC.,

                                  as Co-Agent,

                                       and

                       BANCBOSTON ROBERTSON STEPHENS INC.,

                                   as Arranger

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

                                TABLE OF CONTENTS

 1.   DEFINITIONS AND RULES OF INTERPRETATION.................................1
         1.1.   Definitions...................................................1
         1.2.   Rules of Interpretation.......................................23
 2.   THE REVOLVING CREDIT FACILITY...........................................24
         2.1.   Commitment to Lend............................................24
         2.2.   Unused Revolving Credit Commitment Fee........................24
         2.3.   Reduction of Total Revolving Credit Commitment................24
         2.4.   The Revolving Credit Notes....................................25
         2.5.   Interest on Revolving Credit Loans............................25
         2.6.   Requests for Revolving Credit Loans...........................25
                  2.6.1.   General............................................25
                  2.6.2.   Swing Line.........................................26
         2.7.   Conversion Options............................................26
                  2.7.1.   Conversion to Different Type of Revolving Credit
                           Loan...............................................26
                  2.7.2.   Continuation of Type of Revolving Credit Loan......26
                  2.7.3.   Eurodollar Rate Loans..............................27
         2.8.   Funds for Revolving Credit Loan...............................27
                  2.8.1.   Funding Procedures.................................27
                  2.8.2.   Advances by Agent..................................27
         2.9.   Change in Borrowing Base......................................27
         2.10.  Settlements...................................................28
                  2.10.1.   General...........................................28
                  2.10.2.   Failure to Make Funds Available...................28
                  2.10.3.   No Effect on Other Lenders........................29
         2.11.  Repayments of Revolving Credit Loans Prior to Event of
                Default.......................................................29
                  2.11.1.   Credit for Funds Received in Concentration
                  Account.....................................................29
                  2.11.2.   Application of Payments Prior to Event of
                  Default.....................................................29
         2.12.  Repayments of Revolving Credit Loans After Event of Default...30
 3.   REPAYMENT OF THE REVOLVING CREDIT LOANS.................................30
         3.1.   Maturity......................................................30
         3.2.   Mandatory Repayments of Revolving Credit Loans................30
         3.3.   Optional Repayments of Revolving Credit Loans.................30
 4.   THE TERM LOAN...........................................................31
         4.1.   Commitment to Lend............................................31
         4.2.   The Term Notes................................................31
         4.3.   Unused Term Loan Commitment Fee...............................31
         4.4.   Schedule of Installment Payments of Principal of Term
         Loan; Certain Mandatory Prepayments..................................31
         4.5.   Optional Prepayment of Term Loan..............................32
         4.6.   Interest on Term Loan.........................................32
                  4.6.1.   Interest Rates.....................................32
                  4.6.2.   Notification by Borrowers..........................32
                  4.6.3.   Amounts, etc.......................................33
 5.   LETTERS OF CREDIT.......................................................33
         5.1.   Letter of Credit Commitments..................................33
                  5.1.1.   Commitment to Issue Letters of Credit..............33
                  5.1.2.   Letter of Credit Applications......................33
                  5.1.3.   Terms of Letters of Credit.........................33
                  5.1.4.   Reimbursement Obligations of Lenders...............33
                  5.1.5.   Participations of Lenders..........................33
         5.2.   Reimbursement Obligation of the Borrowers.....................33

         5.3.   Letter of Credit Payments.....................................35
         5.4.   Obligations Absolute..........................................35
         5.5.   Reliance by Issuer............................................35
         5.6.   Letter of Credit Fee..........................................36
 6.   CERTAIN GENERAL PROVISIONS..............................................36
         6.1.   Up front Fee..................................................36
         6.2.   Agent's Fee...................................................36
         6.3.   Funds for Payments............................................36
                  6.3.1.   Payments to Agent..................................36
                  6.3.2.   No Offset, etc.....................................36
         6.4.   Computations..................................................36
         6.5.   Inability to Determine Eurodollar Rate........................37
         6.6.   Illegality....................................................37
         6.7.   Additional Costs, etc.........................................37
         6.8.   Capital Adequacy..............................................38
         6.9.   Change of Lending Office......................................38
         6.10.  Certificate...................................................39
         6.11.  Indemnity.....................................................39
         6.12.  Interest After Default........................................39
                  6.12.1.   Overdue Amounts...................................39
                  6.12.2.   Amounts Not Overdue...............................39
         6.13.  No Legal Impediment...........................................39
         6.14.  Governmental Regulation.......................................39
         6.15.  Concerning Joint and Several Liability of the Borrowers.......39
         6.16.  Replacement of Lender.........................................40
 7.   COLLATERAL SECURITY AND GUARANTIES......................................41
         7.1.   Security of Borrower..........................................41
         7.2.   Guaranties and Security of Subsidiaries.......................41
         7.3.   Release of Collateral.........................................42
 8.   REPRESENTATIONS AND WARRANTIES..........................................42
         8.1.   Corporate Authority...........................................43
                  8.1.1.   Incorporation; Good Standing.......................43
                  8.1.2.   Authorization......................................43
                  8.1.3.   Enforceability.....................................43
         8.2.   Governmental Approvals........................................43
         8.3.   Title to Properties; Leases...................................43
         8.4.   Financial Statements and Projections..........................43
                  8.4.1.   Fiscal Year........................................43
                  8.4.2.   Financial Statements...............................43
                  8.4.3.   Projections........................................43
         8.5.   No Material Changes, etc......................................44
         8.6.   Franchises, Patents, Copyrights, etc..........................44
         8.7.   Litigation....................................................44
         8.8.   No Materially Adverse Contracts, etc..........................44
         8.9.   Compliance with Other Instruments, Laws, etc..................44
         8.10.  Tax Status....................................................44
         8.11.  No Event of Default...........................................44
         8.12.  Holding Company and Investment Company Acts...................44
         8.13.  Absence of Financing Statements, etc..........................44
         8.14.  Perfection of Security Interest...............................44
         8.15.  Certain Transactions..........................................45
         8.16.  Employee Benefit Plans........................................45
                  8.16.1.   In General........................................45
                  8.16.2.   Terminability of Welfare Plans....................45
                  8.16.3.   Guaranteed Pension Plans..........................45

                  8.16.4.   Multiemployer Plans...............................46
         8.17.  Use of Proceeds...............................................46
                  8.17.1.   General...........................................46
                  8.17.2.   Regulations U and X...............................46
                  8.17.3.   Ineligible Securities.............................46
         8.18.  Environmental Compliance......................................46
         8.19.  Subsidiaries, etc.............................................48
         8.20.  Bank Accounts.................................................48
         8.21.  Year 2000 Problem.............................................48
         8.22.  Chief Executive Office........................................48
         8.23.  Insurance.....................................................48
         8.24.  Representations and Warranties in PBGC Documents..............48
         8.25.  Disclosure....................................................48
 9.   AFFIRMATIVE COVENANTS OF THE BORROWERS..................................48
         9.1.   Punctual Payment..............................................49
         9.2.   Maintenance of Office.........................................49
         9.3.   Records and Accounts..........................................49
         9.4.   Financial Statements, Certificates and Information............49
         9.5.   Notices.......................................................50
                  9.5.1.   Defaults...........................................50
                  9.5.2.   Environmental Events...............................50
                  9.5.3.   Notification of Claim against Collateral...........51
                  9.5.4.   Notices of Litigation and Judgments................51
         9.6.   Corporate Existence; Maintenance of Properties................51
         9.7.   Insurance.....................................................51
         9.8.   Taxes.........................................................51
         9.9.   Inspection of Properties and Books, etc.......................51
                  9.9.1.   General............................................51
                  9.9.2.   Collateral Reports.................................52
                  9.9.3.   Environmental Assessments..........................52
         9.10.  Compliance with Laws, Contracts, Licenses, and Permits........52
         9.11.  Employee Benefit Plans........................................52
         9.12.  Use of Proceeds...............................................52
         9.13.  Additional Mortgaged Property.................................52
         9.14.  Bank Accounts.................................................53
                  9.14.1.   General...........................................53
                  9.14.2.   Acknowledgment of Application.....................53
         9.15.  Ownership of Subsidiaries.....................................53
         9.16.  Collateral for Loans..........................................53
         9.17.  Permitted Acquisitions........................................54
         9.18.  Interest Rate Protection Arrangements.........................54
         9.19.  UCC Searches..................................................54
         9.20.  Environmental Reports, etc....................................54
         9.21.  Further Assurances............................................54
 10.   CERTAIN NEGATIVE COVENANTS OF THE BORROWER.............................54
         10.1.  Restrictions on Indebtedness..................................54
         10.2.  Restrictions on Liens.........................................55
         10.3.  Restrictions on Investments...................................56
         10.4.  Distributions.................................................57
         10.5.  Merger, Consolidation and Disposition of Assets...............58
                  10.5.1.   Mergers and Acquisitions..........................58
                  10.5.2.   Disposition of Assets.............................58
         10.6.  Sale and Leaseback............................................58
         10.7.  Compliance with Environmental Laws............................58
         10.8.  Subordinated Debt; PBGC Debt..................................58

         10.9.  Employee Benefit Plans........................................58
         10.10. Business Activities...........................................59
         10.11. Fiscal Year...................................................59
         10.12. Transactions with Affiliates..................................59
         10.13. Bank Accounts.................................................59
         10.14. Limitations on Operation of Subsidiaries......................59
         10.15. Derivative Obligations........................................59
 11.   FINANCIAL COVENANTS OF THE BORROWER....................................59
         11.1.  Fixed Charge Coverage Ratio...................................59
         11.2.  Capital Expenditures..........................................59
         11.3.  Consolidated Net Worth........................................60
 12.   REVOLVING CREDIT CLOSING CONDITIONS....................................60
         12.1.  Proceedings and Loan Documents................................61
                  12.1.1.   Proceedings.......................................61
                  12.1.2.   Loan Documents....................................61
                  12.1.3.   PBGC Documents....................................61
         12.2.  Certified Copies of Charter Documents.........................61
         12.3.  Corporate Action..............................................61
         12.4.  Incumbency Certificate........................................61
         12.5.  Validity of Liens.............................................61
         12.6.  Perfection Certificates and UCC Search Results................61
         12.7.  Certificates of Insurance.....................................61
         12.8.  Agency Account Agreements.....................................61
         12.9.  Borrowing Base Report and Borrowing Availability..............61
         12.10. Accounts Receivable Aging Report, Etc.........................62
         12.11. Solvency Certificate..........................................62
         12.12. Litigation....................................................62
         12.13. Material Adverse Effect.......................................62
         12.14. Opinion of Counsel............................................62
         12.15. Payment of Fees...............................................62
         12.16. Financial Statements and Projections..........................62
         12.17. Payoff Letter.................................................62
         12.18. Disbursement Instructions.....................................62
 13.   TERM LOAN CLOSING CONDITIONS...........................................62
         13.1.  Loan Documents etc............................................62
                  13.1.1.   Loan Documents....................................62
                  13.1.2.   PBGC Documents....................................62
         13.2.  Certified Copies of Charter Documents.........................63
         13.3.  Corporate Action..............................................63
         13.4.  Incumbency Certificate........................................63
         13.5.  Validity of Liens.............................................63
         13.6.  Perfection Certificates and UCC Search Results................63
         13.7.  Survey and Taxes..............................................63
         13.8.  Title Insurance...............................................63
         13.9.  Solvency Certificate..........................................63
         13.10. Opinion of Counsel............................................63
         13.11. Valuation.....................................................64
 14.   CONDITIONS TO ALL BORROWINGS...........................................64
         14.1.  Representations True; No Event of Default.....................64
         14.2.  Borrowing Base Report.........................................64
         14.3.  Permitted Acquisitions........................................64
 15.   EVENTS OF DEFAULT; ACCELERATION; ETC...................................64
         15.1.  Events of Default and Acceleration............................64
         15.2.  Termination of Commitments....................................67
         15.3.  Remedies......................................................67

         15.4.  Distribution of Collateral Proceeds...........................67
 16.   SETOFF.................................................................68
 17.   THE AGENT..............................................................69
         17.1.  Authorization.................................................69
         17.2.  Employees and Agents..........................................69
         17.3.  No Liability..................................................69
         17.4.  No Representations............................................69
                  17.4.1.   General...........................................69
                  17.4.2.   Closing Documentation, etc........................70
         17.5.  Payments......................................................70
                  17.5.1.   Payments to Agent.................................70
                  17.5.2.   Distribution by Agent.............................70
                  17.5.3.   Delinquent Lenders................................70
         17.6.  Holders of Notes..............................................71
         17.7.  Indemnity.....................................................71
         17.8.  Agent as Lender...............................................71
         17.9.  Resignation...................................................71
         17.10. Notification of Defaults and Events of Default; Delivery
         of Information; Etc..................................................71
         17.11. Duties in the Case of Enforcement.............................72
 18.   EXPENSES AND INDEMNIFICATION...........................................72
         18.1.  Expenses......................................................72
         18.2.  Indemnification...............................................72
         18.3.  Survival......................................................73
 19.   TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION..........................73
         19.1.  Sharing of Information with Section 20 Subsidiary.............73
         19.2.  Confidentiality...............................................73
         19.3.  Prior Notification............................................74
         19.4.  Other.........................................................74
 20.   SURVIVAL OF COVENANTS, ETC.............................................74
 21.   ASSIGNMENT AND PARTICIPATION...........................................74
         21.1.  Conditions to Assignment by Lenders...........................74
         21.2.  Certain Representations and Warranties; Limitations;
         Covenants............................................................75
         21.3.  Register......................................................77
         21.4.  New Notes.....................................................77
         21.5.  Participations................................................77
         21.6.  Disclosure....................................................77
         21.7.  Assignee or Participant Affiliated with the Borrowers.........77
         21.8.  Miscellaneous Assignment Provisions...........................78
         21.9.  Assignment by Borrowers.......................................78
 22.   NOTICES, ETC...........................................................78
 23.   GOVERNING LAW..........................................................79
 24.   HEADINGS...............................................................79
 25.   COUNTERPARTS...........................................................79
 26.   ENTIRE AGREEMENT, ETC..................................................79
 27.   WAIVER OF JURY TRIAL...................................................79
 28.   CONSENTS, AMENDMENTS, WAIVERS, ETC.....................................80
 29.   SEVERABILITY...........................................................81

                                  Schedules and Exhibits

Schedule 1             Commitments; Banks' Offices
Schedule 2             Permitted Inventory Locations; Approved Parties
Schedule 8.3           Title to Properties; Leases
Schedule 8.7           Litigation
Schedule 8.16          Employee Benefit Plans
Schedule 8.18          Environmental
Schedule 8.19          Subsidiaries
Schedule 8.20          Bank Accounts
Schedule 8.22          Chief Executive Offices
Schedule 8.23          Insurance
Schedule 10.1          Permitted Existing Indebtedness
Schedule 10.2          Permitted Existing Liens
Schedule 10.3          Permitted Existing Investments

Exhibit A              Form of Borrowing Base Report
Exhibit B              Form of Revolving Credit Note
Exhibit C              Form of Loan Request
Exhibit D              Form of Term Note
Exhibit E              Form of Compliance Certificate
Exhibit F              Form of Assignment and Acceptance
Exhibit G              Form of Accession Agreement
Exhibit H              Form of Bailee Certificate

                                REVOLVING CREDIT
                                       AND
                               TERM LOAN AGREEMENT

      This REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of March 31, 1999, by and among (a) CENTURY ALUMINUM COMPANY, a Delaware corporation ("Century Aluminum"), (b) BERKELEY ALUMINUM, INC., a Delaware corporation ("Berkeley"), (c) CENTURY ALUMINUM OF WEST VIRGINIA, INC., a Delaware corporation ("Century WV"), (d) CENTURY CAST PLATE, INC., a Delaware corporation ("Cast Plate" and, together with Century Aluminum, Berkeley and Century WV, the "Borrowers" and each individually a "Borrower"), (e) the Lenders (as defined in ss.1 below), (f) BANKBOSTON, N.A. as Issuing Bank and as Agent (as such terms are defined in ss.1 below), and (g) THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Agent (as defined in ss.1 below).

                   1. DEFINITIONS AND RULES OF INTERPRETATION.

      1.1. Definitions. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Credit Agreement referred to below:

      Accounts Receivable. All rights of any of the Borrowers to payment for goods sold or leased in the ordinary course of business and all rights of any of the Borrowers to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with GAAP.

      Acquisition. Any transaction, or any series of related transactions, consummated after the Initial Closing Date, in which a Borrower or any Subsidiary of a Borrower (in one transaction or as the most recent transaction in a series of transactions) (a) acquires any business or all or substantially all of the assets of any Person or any division or business unit thereof, whether through purchase of assets, merger or otherwise, (b) directly or indirectly acquires control of at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors or (c) directly or indirectly acquires control of a majority ownership in any partnership or joint venture.

      Acquisition Documents. All agreements, documents and instruments executed and/or delivered in connection with any Acquisition.

      Acquisition Collateral. All of the property, rights and interests of the Borrowers and their Subsidiaries acquired through a Permitted Acquisition.

      Affiliate. Any Person that would be considered to be an affiliate of any Borrower under Rule 144 of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Borrower were issuing securities.

      Agency Account Agreement. See ss.9.14.1.

      Agent's Head Office. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

      Agent. BankBoston, N.A. acting as administrative, documentation and collateral agent for the Lenders, and any successor agent appointed pursuant to ss.17.9.

      Agent's Fee. See ss.6.2.

      Agent's Special Counsel. Bingham Dana LLP or such other counsel as may be approved by the Agent.

      Applicable Law. As to any Person, any law (including common law), treaty, rule or regulation, or any determination of any Governmental Authority, in each case applicable to or binding upon such Person or any of its Property, or to which such Person or any of its Property is subject.

      Applicable Margin. With respect to any Loan, Revolving Credit Commitment Fees or Letter of Credit Fee, the applicable percentage set forth in the table below opposite the Fixed Charge Coverage Ratio set forth therein as of the relevant date of determination; provided, however, that for the period commencing on the Initial Closing Date and ending on the date the Lenders receive the financial statements and certificates required under ss.9.4(b) and
(d) for the fiscal quarter ended March 31, 2000, the Applicable Margin shall be as set forth opposite Level III below.

-------------------------------------------------------------------------------------------------------------
               Fixed Charge                 Base Rate Loans           Eurodollar Rate Loans         Revolving
Level         Coverage Ratio          -------------------------     --------------------------       Credit
                                        Revolving                     Revolving                    Commitment
                                      Credit Loans    Term Loan     Credit Loans     Term Loan        Fees
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
  I          Greater than or              0%            0.25%          1.75%           2.00%         0.375%
             equal to 2.0:1.0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
  II      Greater than or equal to        0%            0.25%          2.00%           2.25%         0.375%
          1.75:1.0 but less than
                 2.0:1.0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 III      Greater than or equal to       0.25%          0.50%          2.25%           2.50%         0.375%
          1.50:1.0 but less than
                 1.75:1.0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
  IV        Less than 1.50:1.0           0.50%          0.75%          2.50%           2.75%          0.50%

-------------------------------------------------------------------------------------------------------------

      Each change in the Applicable Margin resulting from a change in the Fixed Charge Coverage Ratio shall be effective with respect to all Loans, Revolving Credit Commitments and Letters of Credit outstanding on and after the date of delivery to the Agent of the Compliance Certificate required by ss.9.4(d) (which shall include attached thereto the financial statements and certificates required by ss.9.4(a) or (b)) indicating such change until the date immediately preceding the next delivery of such Compliance Certificate indicating another such change. Notwithstanding the foregoing, (i) at any time during which the Borrowers have failed to timely deliver such Compliance Certificate required by ss.9.4(d) and the financial statements and certificates required by ss.9.4(a) or
(b), or (ii) at any time after the occurrence and during the continuance of an Event of Default, the Fixed Charge Coverage Ratio shall be deemed to be in Level IV for purposes of determining the Applicable Margin.

      Approval. With respect to any of the Borrowers and any of their Subsidiaries, each and every approval, consent, filing or registration by or with any Governmental Authority, or any creditor or shareholder of such Borrower or any of its Subsidiaries, necessary to authorize or permit the execution, delivery and performance by such Borrower or such Subsidiary of any of the Loan Documents to which it is a party, and to ensure the validity and enforceability of such Loan Documents.

      Approved Party. A consignee or bailee listed on Schedule 2 (as such Schedule 2 may be supplemented from time to time with the consent of the Agent)
(a) from whom the Agent has received (i) a bailee letter substantially in the form of Exhibit H hereto (a "Bailee Certificate") in connection with such consignee's or bailee's possession of inventory of a Borrower, (ii) financing statements in form and substance satisfactory to the Agent executed and delivered by such Borrower as secured party/bailor and such possessor of such inventory as debtor/bailee, for filing in the appropriate jurisdictions, (iii) an assignment in form and substance satisfactory to the Agent by such secured party/bailor to the Agent of the aforementioned financing statements, (b) located in a jurisdiction in which appropriate Uniform Commercial Code financing statements showing the applicable Borrower as debtor and the Agent as secured party have been filed in the proper filing office or offices in order to perfect the Agent's security interest therein in the Borrower's inventory in the possession of such consignee or bailee, and (c) whose secured creditors have received notice from the Agent, on behalf of the applicable Borrower, as to such Borrower's interest in inventory owned by such Borrower and which is in the possession of such consignee or bailee. Notwithstanding the inventory eligibility requirements contained in the definition of "Eligible Inventory", during the thirty (30) day period from and after the Initial Closing Date, (i) any Bailee Certificate from any party in possession of inventory of the Borrowers and (ii) any requirement of clause (a)(iii) and clause (c) hereof which would be otherwise necessary in order that such inventory would constitute "Eligible Inventory" shall not be required so long as the Agent shall have otherwise perfected the Agent's security interest therein by filing in the proper filing office or offices appropriate Uniform Commercial Code financing statements showing such Borrower as debtor and the Agent as secured party.

      Approved Shipper. A shipper (a) from whom the Agent has received a Bailee Certificate in connection with such shipper's possession of inventory of a Borrower (b) which transports such inventory through jurisdictions in which appropriate Uniform Commercial Code financing statements showing the applicable Borrower as debtor and the Agent as secured party have been filed in the proper filing office or offices in order to perfect the Agent's security interest therein in the Borrower's inventory in the possession of such shipper, and (c) whose secured creditors have received notice from the Agent, on behalf of the applicable Borrower, as to such Borrower's interest in inventory owned by such Borrower and which is in the possession of such shipper. Notwithstanding the inventory eligibility requirements contained in the definition of "Eligible Inventory", during the thirty (30) day period from and after the Initial Closing Date, (i) any Bailee Certificate from any shipper in possession of inventory of the Borrowers and (ii) any requirement of clause (c) hereof which would be otherwise necessary in order that such inventory would constitute "Eligible Inventory" shall not be required so long as the Agent shall have otherwise perfected the Agent's security interest therein by filing in the proper filing office or offices appropriate Uniform Commercial Code financing statements showing such Borrower as debtor and the Agent as secured party.

      Arranger. BancBoston Robertson Stephens Inc., a Massachusetts corporation.

      Assignment and Acceptance. See ss.21.1.

      Authorized Officer. With respect to each Borrower or Subsidiary of a Borrower, any of the president, chief executive officer, chief financial officer or treasurer of such Borrower or such Subsidiary to the extent that such officer is duly authorized by the respective Borrower or Subsidiary to sign, in the name and on behalf of such Borrower or Subsidiary, the Loan Documents, and all documents, instruments, certificates and other agreements contemplated in any Loan Document, and to give notice and to take such other actions on behalf of such Borrower or such Subsidiary under the Loan Documents.

      Balance Sheet Date. December 31, 1998.

      Bailee Certificate. As defined in the definition of "Approved Party".

      Bank of America. BankAmerica Business Credit, Inc.

      Base Rate. The higher of (i) the annual rate of interest publicly announced from time to time by BKB at its head office in Boston, Massachusetts, as its "base rate" and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

      Base Rate Loans. Revolving Credit Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Base Rate.

      Berkeley. As defined in the preamble.

      BKB. BankBoston, N.A., a national banking association, in its individual capacity.

      BKB Concentration Account. See ss.9.14.1.

      Borrowers. As defined in the preamble hereto.

      Borrowing Availability. At any time, (a) the lesser of (i) the Borrowing Base and (ii) the Total Revolving Credit Commitment, minus (b) the aggregate of
(i) the Letter of Credit Exposure and (ii) outstanding Revolving Credit Loans (after giving effect to all amounts requested) as of the date of determination.

      Borrowing Base. At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report, which is equal to the sum of:

            (a) (i) 85.00% of Eligible Accounts Receivable (from account debtors other than Glencore) for which invoices have been issued and are payable and (ii) the lesser of (i) 85.00% of Eligible Accounts Receivable from Glencore for which invoices have been issued and are payable and (ii) $10,000,000; plus

            (b) the lesser of (i) 60.00% of the net book value of Eligible Inventory determined on a first-in first-out basis and at lower of cost or market in conformity with GAAP and (ii) $90,000,000; minus

            (c) the Minimum Reserve Amount; plus;

            (d) the Discretionary Amount;

as adjusted by the Agent in accordance with ss.2.9.

No assets (i) of Cast Plate or (ii) which are acquired in an Acquisition after the Initial Closing Date (including after-acquired property of the type acquired in any such Acquisition) shall be included in the Borrowing Base unless and until a commercial finance examination acceptable to the Agent has been delivered to the Co-Agents and the Agent has made such adjustments to advance rates criteria for Eligible Accounts Receivable, Eligible Inventory and Reserves as the Agent determines appropriate in its reasonable discretion.

      Borrowing Base Report. A Borrowing Base Report signed by an Authorized Officer of Century Aluminum and in substantially the form of Exhibit A hereto.

      Breakage Costs. See ss.6.11.

      Business Day. Any day on which banking institutions in Boston, Massachusetts and New York, New York, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

      Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

      Capital Expenditures. Amounts paid or Indebtedness incurred by any Borrower or any of their Subsidiaries in connection with (i) the purchase or lease by such Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP or (ii) the lease of any assets by any such Borrower or any of its Subsidiaries as lessee under any synthetic lease referred to in clause
(vi) of the definition of the term "Indebtedness" to the extent that such assets would have been Capital Assets had the synthetic lease been treated for accounting purposes as a Capitalized Lease.

      Capitalized Leases. Leases under which any Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

      Cast Plate. As defined in the preamble.

      Century Aluminum. As defined in the preamble.

      Century WV. As defined in the preamble.

      CERCLA. See ss.8.18(a).

      CIT. The CIT Group/Business Credit, Inc., a New York corporation, in its individual capacity.

      Co-Agent. CIT acting as co-agent for the Lenders.

      Co-Agents. Collectively, the Agent and the Co-Agent.

      Code. The Internal Revenue Code of 1986.

      Collateral. All of the property, rights and interests of the Borrowers and their Subsidiaries that are subject to the security interests and mortgages created by the Security Documents or, following the Term Loan Closing Date, the Replacement Security Documents.

      Collateral Agent. BKB, as collateral agent under the PBGC Intercreditor Agreement.

      Commitment. With respect to each Lender, such Lender's Term Loan Commitment and Revolving Credit Commitment, if any.

      Commitment Fees. The Term Loan Commitment Fee and the Revolving Credit Commitment Fee.

      Commitment Letter. The Commitment Letter agreement, dated as of February 23, 1999, between the Borrowers, the Co-Agents and the Arranger.

      Commitment Percentage. With respect to each Lender, the percentage set forth on Schedule 1 hereto as such Lender's percentage of the Total Commitment of all of the Lenders, and with respect to the Term Loan, the Percentage amount of each Lender's commitment to make the Term Loan as set forth in Schedule 1 hereto.

      Compliance Certificate. See ss.9.4(d).

      Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of Century Aluminum and its Subsidiaries, consolidated in accordance with GAAP.

      Consolidated EBIT. With respect to Century Aluminum for any fiscal period, the Consolidated Net Income (or Deficit) of Century Aluminum and its Subsidiaries for any period, plus to the extent deducted in determining Consolidated Net Income (or Deficit), the sum of Consolidated Total Interest Expense and taxes of Century Aluminum and its Subsidiaries for such period on a consolidated basis, all determined in accordance with GAAP.

      Consolidated EBITDA. With respect to Century Aluminum for any fiscal period, the Consolidated Net Income (or Deficit) of Century Aluminum and its Subsidiaries for such period plus to the extent deducted in determining Consolidated Net Income (or Deficit), the sum of Consolidated Total Interest Expense, taxes, depreciation and amortization of Century Aluminum and its Subsidiaries for such period on a consolidated basis, all determined in accordance with GAAP.

      Consolidated Excess Cash Flow. With respect to any fiscal year of Century Aluminum and its Subsidiaries, Consolidated EBITDA for such period minus, without duplication, the sum of (a) cash payments during such year of tax of any nature, (b) the amount of Capital Expenditures made during such fiscal year, (c) Consolidated Total Interest Expense paid during such fiscal year, (d) all scheduled payments of principal on Indebtedness (including obligations under Capitalized Leases allocable to principal) that were required to be paid during such fiscal year pursuant to any agreement or instrument to which Century Aluminum or any of its Subsidiaries is a party, (e) the amount of Distributions made during such fiscal year permitted by ss.10.4, and (f) the amount of all scheduled payments that were required to be paid during such fiscal year under the PBGC Documents, each determined in accordance with GAAP.

      Consolidated Fixed Charges. With respect to any fiscal period, without duplication, an amount equal to the sum of (a) Consolidated Total Interest Expense for such fiscal period plus (b) the amount of all principal scheduled to be paid by Century Aluminum and its Subsidiaries in respect of Indebtedness (other than in respect of the PBGC Debt) during such period (including, without limitation, the principal component of all Capitalized Lease obligations).

      Consolidated Net Income (or Deficit). With respect to any fiscal period, the consolidated net income (or deficit) of Century Aluminum and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP, after eliminating therefrom all extraordinary nonrecurring items of income, and also excluding therefrom any non-cash charges or gains, determined in accordance with GAAP, related to hedging contracts (permitted under ss.10.15) until such time as such contracts are settled.

      Consolidated Net Worth. The excess of Consolidated Total Assets over Consolidated Total Liabilities, less, to the extent otherwise includable in the computations of Consolidated Net Worth, any equity subscriptions receivable.

      Consolidated Total Assets. All assets ("consolidated balance sheet assets") of Century Aluminum and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

      Consolidated Total Interest Expense. For any fiscal period, the aggregate amount of interest required to be paid or accrued by Century Aluminum and its Subsidiaries during such period on all Indebtedness of Century Aluminum and its Subsidiaries outstanding during all or any part of such period, to the extent such interest was or is required, in accordance with GAAP, to be reflected as an item of expense, including payments consisting of interest in respect of any Capitalized Lease, or any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness," and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

      Consolidated Total Liabilities. All liabilities of Century Aluminum and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

      Contractual Obligation. With respect to any Person, any provision of any security issued by such Person or of any contract, agreement, indenture, mortgage, guarantee, debenture, pledge agreement or other document, instrument or writing (whether by formal agreement, letter or otherwise) under which any obligation is evidenced, assumed or undertaken, or any right to any Lien is granted or perfected, and to which such Person is a party or by which it or any of its Property is bound.

      Conversion Request. A notice given by the Borrowers to the Agent of the Borrowers' election to convert or continue a Loan in accordance with ss.2.7.

      Credit Agreement. This Revolving Credit and Term Loan Agreement, including the Schedules and Exhibits hereto.

      Default. See ss.15.1.

      Delinquent Lender. See ss.17.5.3.

      Derivative Obligations: Every obligation of a Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices.

      Discretionary Amount. As at any date of determination, an amount determined by the Agent in its sole and absolute discretion to preserve and protect the Collateral, including but not limited to advances to fund payroll and other advances necessary for the operation of the Borrowers, which amount shall not exceed $5,000,000 at any time and which amount shall not be more than $0.00 for more than any period of ten (10) consecutive days.

      Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of any of the Borrowers, other than dividends payable solely in shares of common stock of any of the Borrowers; the purchase, redemption, or other retirement of any shares of any class of capital stock of any of the Borrowers, directly or indirectly through a Subsidiary of any Borrower or otherwise; the return of capital by any of the Borrowers to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of any of the Borrowers.

      Dollars or $. Dollars in lawful currency of the United States of America.

      Domestic Company. A company organized under the laws of the United States or any state thereof.

      Domestic Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

      Drawdown Date. The date on which any Revolving Credit Loan or the Term Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with ss.2.7 or all or any portion of the Term Loan is converted or continued in accordance with ss.4.5(b).

      Eligible Accounts Receivable. The aggregate of the unpaid portions of Accounts Receivable (net of any credits, rebates, contras, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) (i) that such Borrower reasonably and in good faith determines to be collectible; (ii) that are with account debtors or other obligors that (A) are not Affiliates of any Borrower or any Subsidiary of a Borrower, (B) purchased the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (C) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (D) are, in the Agent's reasonable judgment, creditworthy; (iii) that are in payment of obligations that have been fully performed, do not consist of progress billings or bill and hold invoices and are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor; (iv) that are not subject to any pledge, restriction, security interest or other Lien other than those created by the Loan Documents; (v) in which the Agent has a valid and perfected first priority security interest; (vi) that are not outstanding for more than (A) sixty (60) days past the due date thereof or (B) 120 days past the earlier to occur of the date of the respective invoice thereof and the date of shipment; (vii) that are not due from an account debtor or other obligor located in Minnesota unless such Borrower (A) has received a certificate of authority to do business and is in good standing in such state or (B) has filed a notice of business activities report with the appropriate office or agency of such state for the current year; (viii) that are not due from any single account debtor or other obligor if more than fifty percent (50%) of the aggregate amount of all Accounts Receivable owing from such account debtor o other obligor would otherwise not be Eligible Accounts Receivable; (ix) that are payable in Dollars or in the lawful currency of Australia, New Zealand, Japan, Switzerland, or any country which is a member of the European Union; (x) that are not payable from an account debtor outside of the United States, unless such Accounts Receivable are secured by a letter of credit in form and substance satisfactory to the Agent and (A) the Agent has obtained a prior, perfected security interest in such letter of credit or (B) which pursuant to the terms thereof, causes all drawings made under such letter of credit to be payable solely to one of the Operating Accounts; provided that in the Agent's discretion up to an additional $5,000,000 in the aggregate of Accounts Receivable payable from an account debtor outside of the United States may be considered Eligible Accounts Receivable; (xi) that are not secured by a letter of credit unless (A) the Agent has obtained a prior, perfected security interest in such letter of credit or
(B) pursuant to the terms thereof, all drawings made under such letter of credit are payable solely to one of the Operating Accounts;

and (xii) notwithstanding the foregoing clause (ii)(A) relating to Affiliates, Accounts Receivable from Glencore may be considered Eligible Accounts Receivable so long as such Accounts Receivable (a) are subject to a Non-Setoff Agreement between the applicable Borrowers and Glencore, provided that no Accounts Receivable of Glencore of the type described in paragraph four of the Non-Setoff Agreement with Glencore Ltd. may be considered Eligible Accounts Receivable hereunder, and (b) otherwise satisfy the eligibility criteria set forth in clauses (i) through (xi) hereof.

      Eligible Assignee. Any of (i) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with GAAP; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; and (v) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

      Eligible Inventory. With respect to any Borrower, finished goods, work in progress and raw materials (including saleable scrap) owned by such Borrower; provided that Eligible Inventory shall not include any inventory (i) which constitute stores and supplies, (ii) held on consignment, or not otherwise owned by such Borrower, or of a type no longer sold by such Borrower, (iii) which has been returned by a customer or is damaged or subject to any legal encumbrance other than Permitted Liens, (iv) which is not in the possession of such Borrower or Approved Party, at Permitted Inventory Locations unless (A) it is in transit from one Permitted Inventory Location within the United States of America to another Permitted Inventory Location within the United States of America, or (B) is In-Transit Alumina, (v) as to which appropriate Uniform Commercial Code financing statements showing such Borrower as debtor and the Agent as secured party have not been filed in the proper filing office or offices in order to provide the Agent with a valid and perfected first priority security interest therein, (vi) which has been shipped to a customer of such Borrower regardless of whether such shipment is on a consignment basis, or (vii) which is not located within the United States of America, or (viii) which the Agent reasonably deems to be obsolete or not marketable.

      Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by any of the Borrowers or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

      Environmental Laws. See ss.8.18(a).

      EPA. See ss.8.18(b).

      ERISA. The Employee Retirement Income Security Act of 1974.

      ERISA Affiliate. Any Person which is treated as a single employer with any of the Borrowers under ss.414 of the Code.

      ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder.

      Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

      Eurodollar Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or if commercial banks in London are not open, such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

      Eurodollar Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurodollar Rate Loans.

      Eurodollar Rate. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (i) the arithmetic average of the rates per annum for each Reference Bank (rounded upwards to the nearest 1/16 of one percent) of the rate at which such Reference Bank's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of such Reference Bank to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

      Eurodollar Rate Loans. Revolving Credit Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Eurodollar Rate.

      Event of Default. See ss.15.1.

      Fees. The Commitment Fees, the Letter of Credit Fee, the Up Front Fee and the Agent's Fee and all other fees payable under ss.5.6.

      Fixed Charge Coverage Ratio. For any fiscal period, the ratio of (a) Consolidated EBIT during such period, to (b) Consolidated Fixed Charges for such period.

      GAAP. (i) When used in ss.11 or in calculating the Fixed Charge Coverage Ratio for the determination of the Applicable Margin, whether directly or indirectly through reference to a capitalized term used therein, means (A) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (B) to the extent consistent with such principles, the accounting practice of Century Aluminum reflected in its financial statements for the year ended on the Balance Sheet Date, and (ii) when used in general, other than as provided above, means principles that are
(A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (B) consistently applied with past financial statements of Century Aluminum adopting the same principles, provided that in each case referred to in this definition of "GAAP" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in GAAP) as to financial statements in which such principles have been properly applied.

      Glencore. Glencore International AG, a Swiss corporation, and its Subsidiaries.

      Governing Documents. With respect to any Person, its certificate or articles of incorporation, its by-laws or other organizational documents, including without limitation the operating agreement of a limited liability company, and all shareholder agreements, voting trusts and similar arrangements applicable to any of its equity interests.

      Governmental Authority. Any foreign, federal, state, provincial, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

      Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by any of the Borrowers or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

      Guarantors. Collectively, RISC, Vialco and each other Subsidiary of any Borrower (other than an existing Borrower) which becomes a party to a Guarantee as a Guarantor thereunder.

      Guarantees. Collectively, (a) the Guaranty, dated or to be dated on or prior to the Initial Closing Date, made by RISC and Vialco in favor of the Agent and (b) the several Guarantees, executed and delivered from time to time by any other Subsidiary of a Borrower (other than an existing Borrower), in favor of the Lenders and the Agent pursuant to which each Guarantor guaranties to the Lenders and the Agent the payment and performance of the Obligations and each in form and substance satisfactory to the Lenders and the Agent.

      Hazardous Substances. See ss.8.18(b).

      Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

            (i) every obligation of such Person for money borrowed,

            (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

            (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

            (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

            (v) every obligation of such Person under any Capitalized Lease,

            (vi) every obligation of such Person under any lease (a "synthetic lease") treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes,

            (vii) all (A) sales by such Person of (x) accounts or general intangibles for money due or to become due, (y) chattel paper, instruments or documents creating or evidencing a right to payment of money or (z) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and (B) obligations of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

            (viii) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any shares of capital stock of any class issued by such Person, any warrants, options or other rights to acquire any such shares, or any rights measured by the value of such shares, warrants, options or other rights,

            (ix) Derivative Obligations,

            (x) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

            (xi) every obligation, contingent or otherwise, of such Person guaranteeing, or having the legal effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
      (i) through (x) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (B) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

      The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (u) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (v) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (w) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than any Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (x) any synthetic lease shall be the stipulated loss value, termination value or other equivalent amount, (y) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred and (z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.

      Ineligible Securities. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. ss.24, Seventh), as amended.

      Initial Closing Date. The first date on which the conditions set forth in ss.12 have been satisfied and any Revolving Credit Loans are to be made or any Letter of Credit is to be issued hereunder.

      Interest Payment Date. (i) As to any Base Rate Loan, the last day of the calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan and (ii) as to any Eurodollar Rate Loan in respect of which the Interest Period is (A) three (3) months or less, the last day of such Interest Period and (B) more than three (3) months, the date that is three
(3) months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

      Interest Period. With respect to each Revolving Credit Loan or all or any relevant portion of the Term Loan, (i) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrowers in a Loan Request or as otherwise required by the terms of this Credit Agreement (A) for any Base Rate Loan, the last day of the calendar quarter and (B) for any Eurodollar Rate Loan, 1, 2, 3, or 6 months; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan or all or such portion of the Term Loan and ending on the last day of one of the periods set forth above, as selected by the Borrowers in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

            (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

            (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

            (c) if the Borrowers shall fail to give notice as provided in ss.2.7.1, the Borrowers shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

            (d) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

            (e) any Interest Period that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit
      Loan) or the Term Loan Maturity Date (if comprising the Term Loan or a portion thereof) shall end on the Revolving Credit Loan Maturity Date or (as the case may be) the Term Loan Maturity Date.

      Interim Concentration Account. See ss.9.14.1.

      International Standby Practices. With respect to any standby Letter of Credit, International Standby Practices (ISP98) as promulgated by the Institute of International Banking Law & Practice, Inc., or any successor code of standby letter of credit practices among banks adopted by the Issuing Bank in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

      In-Transit Alumina. Alumina owned by any Borrower, which otherwise qualifies as Eligible Inventory, and which is being transported within the United States by an Approved Shipper to one or more Permitted Inventory Locations owned or leased by such Borrower and such alumina is insured in a manner reasonably acceptable to the Agent.

      Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (ii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

      Issuing Bank. With respect to any Letter of Credit, BKB and any successor Issuing Bank.

      Lenders. (a) The financial institutions listed on Schedule 1 hereto (other than any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any financial institution that has become a party hereto (in accordance with the requirements hereof) pursuant to an Assignment and Acceptance.

      Letter of Credit. See ss.5.1.1.

      Letter of Credit Application. See ss.5.6.

      Letter of Credit Exposure. At any time, the sum of (a) the Maximum Drawing Amount with respect to all Letters of Credit, and (b) all Unpaid Reimbursement Obligations.

      Letter of Credit Fee. See ss.5.6.

      Letter of Credit Participation. See ss.5.1.4.

      Lien. Any mortgage, security interest, pledge, hypothecation, assignment, attachment, deposit arrangement, encumbrance, lien (statutory, judgment or otherwise), charge (whether fixed or floating), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any similar such interest arising under the laws of any applicable domestic or foreign jurisdiction and including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any domestic or foreign jurisdiction).

      Loan Documents. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the PBGC Intercreditor Agreement, the Commitment Letter, the Security Documents, the Replacement Security Documents and any interest rate protection agreement between any Borrower and a Lender evidencing Derivative Obligations.

      Loan Request. See ss.2.6.

      Loans. The Revolving Credit Loans and the Term Loan.

      Local Account. See ss.9.14.1.

      Majority Lenders. As of any date, the Lenders holding at least fifty-one percent (51%) of the outstanding principal amount of the Notes on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitutes at least fifty-one percent (51%) of the Total Commitment.

      Material Real Estate. Any and all Real Estate of any Borrower or any Subsidiary of a Borrower which, (a) if such Real Estate is leased by such Borrower or such Subsidiary, has a lease the term of which exceeds three (3) years and which has rental payments in excess of $200,000 per year or (b) if such Real Estate is owned by such Borrower or such Subsidiary, has an appraised value in excess of $500,000.

      Materially Adverse Effect. With respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding):

            (a) a materially adverse effect on the business, Properties, operations, prospects or condition, financial or otherwise, of the Borrowers and their Subsidiaries on a combined basis, taken as a whole;

            (b) a materially adverse effect on the ability of any of the Borrowers and their Subsidiaries on a combined basis, taken as a whole to perform any of their payment or other obligations under any Loan Document to which it is a party; or

            (c) any material impairment of the validity or enforceability of any Loan Document or any material impairment of the rights, remedies or benefits available to the Agent or any Lender under any Loan Document.

      Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

      Membership Pledge Agreement. The LLC Membership Pledge Agreement, dated or to be dated on or prior to the Term Loan Closing Date, between Century WV and the Agent and in form and substance satisfactory to the Lenders and the Agent.

      Minimum Reserve Amount. With respect to any date of determination of the Borrowing Base, the applicable amount set forth in the table below. The Minimum Reserve Amount shall be determined by reference to the Consolidated EBITDA of Century Aluminum and its Subsidiaries for the last full fiscal quarter immediately preceding such date of determination for which the Agent has received the Compliance Certificate required by ss.9.4(d) (which shall include attached thereto the financial statements required by ss.9.4(a) and ss.9.4(b)); provided, however, that (x) for the period commencing on the Initial Closing Date and ending on the date the Lenders receive the financial statements and certificates required under ss.9.4(b) and (d) for the fiscal quarter ended March 31, 1999, the Minimum Reserve Amount shall be $10,000,000 and (y) for any period during which the Borrowers have failed to timely deliver such Compliance Certificate required by ss.9.4(d) and the financial statements and certificates required by ss.9.4(a) or (b), the Minimum Reserve Amount for any such period shall be deemed to be $20,000,000.

                                                                 Minimum
          Quarterly Consolidated EBITDA                       Reserve Amount
          -----------------------------                       --------------
          Greater than $10,000,000                              $ 5,000,000

          Less than or equal to $10,000,000                     $10,000,000
          but greater than $5,000,000

          Less than or equal to $5,000,000                      $15,000,000
          but greater than $0

          Less than or equal to $0                              $20,000,000

      Mortgaged Property. Any Real Estate which is subject to any Mortgage.

      Mortgages. The several mortgages and deeds of trust, executed and delivered from time to time by any of the Borrowers and their Subsidiaries to the Agent with respect to the fee and leasehold interests of such Borrowers and such Subsidiaries in the Real Estate and in form and substance satisfactory to the Lenders and the Agent.

      Multiemployer Plan. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

      Non-Setoff Agreements. The (a) Non-Setoff Agreement, dated as of March 31, 1999, between Glencore Ltd., Century Aluminum and the Agent and (b) any other Non-Setoff Agreement, executed and delivered following the Initial Closing Date, by any other Glencore entity, in form and substance satisfactory to the Agent.

      Notes. The Term Notes and the Revolving Credit Notes.

      Obligations. All indebtedness, obligations and liabilities of the Borrowers and their Subsidiaries to any of the Lenders, the Issuing Bank and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit, any Derivative Obligation with any of the Lenders or other instruments at any time evidencing any thereof.

      Operating Accounts. See ss.2.6.2.

      outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

      Patent Assignment. The several Patent Assignments, executed and delivered from time to time by any Borrower or Guarantor in favor of the Agent and in form and substance satisfactory to the Lenders and the Agent.

      PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

      PBGC Agreement. At any time, (a) prior to the Term Loan Closing Date, the Agreement, dated as of January 23, 1996, between the PBGC, Glencore and certain affiliates and subsidiaries of Glencore, Ravenswood Aluminum Corporation (now known as Century Aluminum of West Virginia, Inc.), Berkeley and Century Aluminum, as amended and in effect on the Initial Closing Date, and (b) after the Term Loan Closing Date, the Agreement, dated or to be dated on or prior to the Term Loan Closing Date, among the PBGC, the Borrowers and Vialco, in form and substance satisfactory to the Co-Agents.

      PBGC Debt. Payment obligations of the Borrowers required by the PBGC as evidenced by the PBGC Documents.

      PBGC Deeds of Trust. The (a) Deed of Trust, dated as of January 23, 1996, granted by Ravenswood Aluminum Corporation (now known as Century Aluminum of West Virginia, Inc.), to Jim P. Williams as trustee for the PBGC, in connection with the Jackson County, West Virginia, Real Estate and (b) any Deed of Trust or Leasehold Deed of Trust, executed and delivered following the Initial Closing Date, granted by Cast Plate in favor of the PBGC, in connection with the Vernon, California, Real Estate.

      PBGC Deed Subordination Agreement. The Deed of Trust Subordination Agreement, dated or to be dated on or prior to the Term Loan Closing Date, among the PBGC and the Agent.

      PBGC Documents. At any time the PBGC Agreement, the PBGC Intercreditor Agreement, the PBGC Deeds of Trust, and (a) prior to the Term Loan Closing Date, the PBGC Pledge Agreement, and each other document, instrument or agreement related thereto, and (b) after the Term Loan Closing Date, the PBGC Deed Subordination Agreement, and each other document, instrument or agreement related thereto.

      PBGC Intercreditor Agreement. At any time, (a) prior to the Term Loan Closing Date, the Intercreditor Agreement, dated as of January 30, 1996, between the PBGC, Bank of America, Ravenswood Aluminum Corporation (now known as Century Aluminum of West Virginia, Inc.), Century Aluminum and Berkeley, as amended and in effect on the Initial Closing Date and (b) after the Term Loan Closing Date, the Intercreditor Agreement, dated or to be dated on or prior to the Term Loan Closing Date, among the Agent, the Collateral Agent, the PBGC, Century Aluminum and Century WV, and in form and substance satisfactory to the Lenders and the Agent.

      PBGC Pledge Agreement. The Security and Pledge Agreement, dated as of January 23, 1996, between Ravenswood Aluminum Corporation (now known as Century Aluminum of West Virginia, Inc.) and the PBGC.

      Perfection Certificates. The Perfection Certificates as defined in the Security Agreements.

      Permitted Acquisition. Any Acquisition after the Initial Closing Date by any Borrower or any Subsidiary of a Borrower of any business so long as, in each case, either the Majority Lenders have given their written consent to such Acquisition or all of the following conditions are satisfied:

            (a) the aggregate purchase price (and the related fees and expenses incurred in connection therewith) of such Acquisition, plus all Acquisitions previously consummated, shall not exceed $25,000,000;

            (b) the target is a Domestic Company in a Related Business;

            (c) the Acquisition is on friendly terms;

            (d) after giving effect to the Acquisition, the assets comprising such business (as used in this definition, the "Acquired Assets") shall be owned or leased exclusively by such Borrower or such Subsidiary and substantially all of the Acquired Assets shall be located in the United States;

            (e) any Indebtedness incurred or assumed in connection with the Acquisition is Permitted Indebtedness or its incurrence is consented to by the Majority Lenders;

            (f) the surviving entity is a Borrower or a Guarantor;

            (g) if the Acquired Assets are owned or leased by a newly-formed or newly-acquired Subsidiary of Century Aluminum, such Subsidiary (together with any Subsidiary thereof and any parent of such Subsidiary that is not already a Guarantor) shall have executed and delivered to the Agent and the Lenders (A) an Accession Agreement substantially in the form attached hereto as Exhibit G pursuant to the terms of which such Subsidiary (and such parent or parents, if applicable) (i) becomes a party to this Credit Agreement as a Borrower or executes a Guaranty, (ii) becomes a party to the Security Agreement as an Assignor, becomes a party to the Stock Pledge Agreement as a Pledgor, and become a party to any of the other Loan Documents as the Agent may reasonably request, and (iii) agrees to perform and observe all of the obligations and covenants of a Borrower or a Subsidiary of a Borrower hereunder, and of the appropriate party under any Loan Document to which it becomes a party, and (B) such other Security Documents or Replacement Security Documents in form and substance satisfactory to the Agent as may be reasonably required by the Agent;

            (h) the Borrowers and their Subsidiaries shall have complied with the requirements of ss.ss.9.13, 9.16 and 9.17 hereof;

            (i) the Borrowers shall have demonstrated to the reasonable satisfaction of the Co-Agents (based on, among other things, operating and financial projections and pro forma financial statements delivered to the Agent and certified by an Authorized Officer of Century Aluminum) that, immediately after giving effect to the Acquisition (including the making of any Loans and the incurrence of any Indebtedness required to finance the Acquisition), all covenants (including covenants contained in ss.11 of this Credit Agreement) contained herein (A) would have been satisfied on a pro forma basis as at the end of and for the most recent four (4) consecutive fiscal quarters of Century Aluminum for which financial statements of Century Aluminum and its Subsidiaries have been delivered to the Lenders in compliance with ss.9.4 hereof, and (B) will be satisfied on a pro forma basis through the Revolving Credit Loan Maturity Date;

            (j) the Borrowers shall have Borrowing Availability (assuming pro-forma covenant compliance) of at least $30,000,000 after giving effect to the Acquisition;

            (k) the Co-Agents shall have received satisfactory audits or independent accountant reviews of the target company;

            (l) no Default or Event of Default is continuing immediately prior to such Acquisition, and no Default or Event of Default would result from such Acquisition;

            (m) the Co-Agents shall have received satisfactory evidence that the business to be acquired has complied with, and, following the consummation of the Acquisition, is in compliance with, in all material respects all Applicable Laws, (if Real Estate is being acquired as part of the Acquisition, the Co-Agents shall have received a phase-one environmental survey reasonably satisfactory to the Co- Agents);

            (n) a commercial finance exam satisfactory to the Co-Agents shall have been delivered to the Co-Agents prior to inclusion of the target company's assets in the Borrowing Base;

            (o) prior to the closing of the Acquisition, the Borrowers have delivered to the Co-Agents the definitive acquisition documents between the applicable Borrower or Subsidiary of a Borrower and the applicable selling entities; and

            (p) the Agent shall have received to the extent requested by the Agent, a favorable legal opinion addressed to the Lenders and the Co-Agents, in form and substance satisfactory to the Co- Agents, from counsel (including any local counsel, as applicable) to the Borrowers.

      Permitted Distributions. Distributions permitted by ss.10.4.

      Permitted Indebtedness. Indebtedness permitted by ss.10.1.

      Permitted Inventory Locations. The distribution locations and manufacturing facilities of the Borrowers or an Approved Party located in the United States and listed on Schedule 2 hereto, as such Schedule 2 may be supplemented from time to time with the consent of the Agent.

      Permitted Liens. Liens, security interests and other encumbrances permitted by ss.10.2.

      Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

      Property. Any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

      RCRA. See ss.8.18(a).

      Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrowers or any of their Subsidiaries.

      Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

      Reference Banks. BKB, and any other Lender identified by the Agent as a reference bank hereunder.

      Register. See ss.21.3.

      Reimbursement Obligation. The Borrower's obligation to reimburse the Issuing Bank and the Lenders on account of any drawing under any Letter of Credit as provided in ss.5.2.

      Replacement Security Documents. Collectively, (a) the Security Agreement and all other instruments and documents, as amended and restated as of the Term Loan Closing Date, and (b) the Mortgages, the Patent Assignment, the Trademark Assignment, the Stock Pledge Agreement and the Membership Pledge Agreement with each such document to provide for the second Lien of the PBGC and to subordinate the PBGC's prior Lien on the Real Estate and capital stock of certain of the Borrowers to the Lien in favor of the Agent, including without limitation UCC financing statements, required to be executed or delivered pursuant thereto, and each in form and substance satisfactory to the Agent.

      Restricted Permitted Liens. All Permitted Liens other than Liens in favor of the PBGC under the PBGC Documents as permitted by ss.10.2(k).

      Revolving Credit Collateral. Accounts Receivable, inventory, bank accounts and certain other items relating to Accounts Receivable of the Borrowers and the Guarantors as set forth in the Security Agreement.

      Revolving Credit Commitment. With respect to each Lender, the amount set forth on Schedule 1 hereto as the amount of such Lender's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrowers, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

      Revolving Credit Commitment Fee. See ss.2.2.

      Revolving Credit Loan Maturity Date. March 31, 2004.

      Revolving Credit Loans. Revolving credit loans made or to be made by the Lenders to the Borrowers pursuant to ss.2.

      Revolving Credit Note Record. A Record with respect to a Revolving Credit Note.

      Revolving Credit Notes. See ss.2.4.

      RISC. Ravenswood International Sales, Inc., a Barbados corporation.

      SARA. See ss.8.18(a).

      Section 20 Subsidiary. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

      Security Agreement. The Security Agreement, dated or to be dated on or prior to the Initial Closing Date, between the Borrowers, the Guarantors and the Agent and in form and substance satisfactory to the Lenders and the Agent.

      Security Documents. The Guarantees, the Security Agreement, the Agency Account Agreements, and all other instruments and documents, including without limitation UCC financing statements, required to be executed or delivered pursuant to any Security Document.

      Security Instrument. Any security agreement, chattel mortgage, assignment, financing or similar statement or notice, continuation statement, other agreement or Instrument or amendment or supplement to any thereof, providing for, evidencing or perfecting any Lien.

      Settlement. The making or receiving of payments, in immediately available funds, by the Lenders, to the extent necessary to cause each Lender's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request) to be equal to such Lender's

Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

      Settlement Amount. See ss.2.10.1.

      Settlement Date. (a) The Drawdown Date relating to any Loan Request, (b) Friday of each week, or if a Friday is not a Business Day, the Business Day immediately following such Friday, (c) at the option of the Agent, on any Business Day following a day on which the account officers of the Agent active upon the Borrower's account become aware of the existence of an Event of Default, (d) any Business Day on which the amount of Revolving Credit Loans outstanding from BKB plus BKB's Commitment Percentage of the Letter of Credit Exposure is equal to or greater than BKB's Commitment Percentage of the Total Revolving Credit Commitment, (e) the Business Day immediately following any Business Day on which the amount of Revolving Credit Loans outstanding increases or decreases by more than $10,000,000 as compared to the previous Settlement Date, (f) any day on which any conversion of a Base Rate Loan to a Eurodollar Rate Loan occurs, or (g) any Business Day on which (i) the amount of outstanding Revolving Credit Loans decreases and (ii) the amount of the Agent's Revolving Credit Loans outstanding equals zero Dollars ($0).

      Settling Lender. See ss.2.10.1.

      Stock Pledge Agreement. The Stock Pledge Agreement, dated or to be dated on or prior to the Term Loan Closing Date, between the Borrowers and the Agent and in form and substance satisfactory to the Lenders and the Agent.

      Subordinated Debt. Unsecured Indebtedness of the Borrowers or any Guarantor that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by an intercreditor agreement or by another written instrument containing subordination provisions in form and substance approved by the Agent in writing.

      Subordination Documents. The PBGC Intercreditor Agreement and any other documents, instruments or agreements evidencing Subordinated Debt or the PBGC Debt.

      Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

      Survey. In relation to each Mortgaged Property (other than the Mortgaged Property located in Ravenswood, West Virginia), an instrument survey of such Mortgaged Property , dated as of a date satisfactory to the Agent, which shall show the location of all buildings, structures, easements and utility lines on such Mortgaged Property, shall be sufficient to remove the survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of such Mortgaged Property, shall not show any encroachments by others, shall show the zoning district or districts in which such Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law.

      Surveyor Certificate. In relation to each Mortgaged Property for which a Survey has been conducted, a certificate executed by the surveyor who prepared such Survey dated as of a recent date and containing such information relating to such Mortgaged Property as the Agent or the Title Insurance Company may require, such certificate to be satisfactory to the Agent in form and substance.

      Term Loan. The term loan made or to be made by the Lenders to the Borrowers on the Term Loan Closing Date in the aggregate principal amount of $20,000,000 pursuant to ss.4.1.

      Term Loan Closing Date. The first date on which the conditions set forth in ss.13 have been satisfied and the Term Loan is to be made hereunder.

      Term Loan Commitment. With respect to a Lender, the amount set forth on
Schedule 1 hereto as the amount of such Lender's commitment to make a Term Loan to the Borrowers, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

      Term Loan Commitment Fee. See ss.4.3.

      Term Loan Maturity Date. March 31, 2004.

      Term Notes. See ss.4.2.

      Term Note Record. A Record with respect to a Term Note.

      Title Insurance Company. First American Title Insurance Company or such other title company reasonably acceptable to the Agent.

      Title Policy. In relation to each Mortgaged Property, an ALTA standard form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be reasonably determined by the Agent insuring the priority of the Mortgage of such Mortgaged Property and that a Borrower or one of their Subsidiaries holds marketable fee simple or leasehold title (as the case may be) to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its reasonable discretion, and shall contain such endorsements and affirmative insurance as the Agent in its discretion may reasonably require (to the extent that such endorsements and affirmative insurance can be obtained without the benefit of obtaining a Survey for such Mortgaged Property), including but not limited to (i) comprehensive endorsement, (ii) variable rate of interest endorsement, (iii) usury endorsement, (iv) revolving credit endorsement, (v) tie-in endorsement, (vi) doing business endorsement and (vii) ALTA form 3.1 zoning endorsement.

      Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time.

      Total Revolving Credit Commitment. The sum of the Revolving Credit Commitments of the Lenders, as in effect from time to time.

      Total Term Loan A Commitment. The sum of the Term Loan Commitments of the Lenders, as in effect from time to time.

      Trademark Assignments. The several Trademark Assignments, executed and delivered from time to time by any Borrower or Guarantor in favor of the Agent and in form and substance satisfactory to the Lenders and the Agent.

      Type. As to any Revolving Credit Loan or all or any portion of the Term Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

      UCC. The Uniform Commercial Code, as in effect in the applicable jurisdiction.

      Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Issuing Bank in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

      Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrowers do not reimburse the Issuing Bank and the Lenders on the date specified in, and in accordance with, ss.5.2.

      Up Front Fee. See ss.6.1.

      Vialco. Virgin Islands Alumina Corporation LLC, a Delaware limited liability company.

      Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

                          1.2. Rules of Interpretation.

            (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

            (b) The singular includes the plural and the plural includes the singular.

            (c) A reference to any Applicable Law includes any amendment or modification to such Applicable Law.

            (d) A reference to any Person includes its permitted successors and permitted assigns.

            (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

            (f) The words "include", "includes" and "including" are not limiting.

            (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

            (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

            (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

            (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

            (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

            (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Agent or any of the Lenders merely on account of the Agent's or any Lender's involvement in the preparation of such documents.

            (m) Following the Term Loan Closing Date, BKB shall act as Collateral Agent for the Secured Parties (as defined in the PBGC Intercreditor Agreement) pursuant to the PBGC Intercreditor Agreement with respect to the Collateral granted to the Collateral Agent pursuant to the Replacement Security Documents. Accordingly, references in this Credit Agreement to BKB as Agent with respect to such Collateral and such Replacement Security Documents shall be deemed references to BKB as Collateral Agent. BKB acts as Agent for the Lenders and the Co-Agents pursuant to this Credit Agreement with respect to the (i) Guarantees and
      (ii) prior to the Term Loan Closing Date, the Security Documents. All references in this Credit Agreement and in such Replacement Security Documents to BKB as Agent shall be to BKB in such capacity and not in its capacity as Collateral Agent. References in ss.8.14 and in ss.10.2(j) and
      (k) to the Agent shall be deemed references to BKB in its capacity as Agent and as Collateral Agent.

                        2. THE REVOLVING CREDIT FACILITY.

      2.1. Commitment to Lend. Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to the Borrowers and the Borrowers may borrow, repay, and reborrow from time to time from the Initial Closing Date up to but not including the Revolving Credit Loan Maturity Date upon notice by the Borrowers to the Agent given in accordance with ss.2.6, such sums as are requested by the Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Revolving Credit Commitment minus such Lender's Commitment Percentage of all Letter of Credit Exposure, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Letter of Credit Exposure shall not at any time exceed the lesser of (i) the Total Revolving Credit Commitment and (ii) the Borrowing Base. The Revolving Credit Loans shall be made pro rata in accordance with each Lender's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrowers that the conditions set forth in ss.12 and ss.14, in the case of the initial Revolving Credit Loans to be made on the Initial Closing Date, and ss.14, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

      2.2. Unused Revolving Credit Commitment Fee. The Borrowers agree to pay to the Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages a commitment fee (the "Revolving Credit Commitment Fee") in an amount equal to the Applicable Margin for Revolving Credit Commitment Fees then in effect per annum multiplied by the average daily amount during such calendar quarter or portion thereof by which the Total Revolving Credit Commitment minus the Letter of Credit Exposure exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The Revolving Credit Commitment Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter (or portion thereof), commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Revolving Credit Commitments shall terminate.

      2.3. Reduction of Total Revolving Credit Commitment. The Borrowers shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Agent to reduce by $5,000,000 or an integral multiple thereof or terminate entirely the Total Revolving Credit Commitment, whereupon the Revolving Credit Commitments of the Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrowers delivered pursuant to this ss.2.3, the Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrowers shall pay to the Agent for the respective accounts of the Lenders the full amount of any Revolving Credit Commitment Fee then accrued on the amount of the reduction. The Total Revolving Credit Commitment shall never be reduced pursuant to this ss.2.3 to an amount less than the sum of (a) the then outstanding amount of the Revolving Credit Loans and (b) the Maximum Drawing Amount and all Reimbursement Obligations. No reduction or termination of the Revolving Credit Commitments may be reinstated.

      2.4. The Revolving Credit Notes. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrowers in substantially the form of Exhibit B hereto (each a "Revolving Credit Note"), dated as of the Initial Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Revolving Credit Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Lender, plus interest accrued thereon, as set forth below. Each Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Note, an appropriate notation on such Lender's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Lender's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal or interest on any Revolving Credit Note when due.

      2.5. Interest on Revolving Credit Loans. Except as otherwise provided in ss.6.12,

            (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum of the Base Rate plus the Applicable Margin.

            (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum of the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

            (c) The Borrowers promise to pay interest on the Revolving Credit Loans, or any portion thereof outstanding during such Interest Period, in arrears on each Interest Payment Date with respect thereto.

                    2.6. Requests for Revolving Credit Loans.

2.6.1. General. The Borrowers shall give to the Agent written notice in the form of Exhibit C hereto (or telephonic notice confirmed in a writing in the form of Exhibit C hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") not later than 1:00 p.m. (Boston time) on the proposed Drawdown Date of any Base Rate Loan and (ii) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (A) the principal amount of the Revolving Credit Loan requested, (B) the proposed Drawdown Date of such Revolving Credit Loan, (C) the Interest Period for such Revolving Credit Loan and (D) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Lenders thereof. Each Loan Request shall be irrevocable and binding on each of the Borrowers and shall obligate the Borrowers to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date. Each Loan

       Request shall be in a minimum aggregate amount of $5,000,000 or an integral multiple of $500,000 in excess thereof.

2.6.2. Swing Line. Notwithstanding the notice and minimum amount requirements set forth in ss.2.6.1 but otherwise in accordance with the terms and conditions of this Credit Agreement, the Agent may, in its sole discretion and without conferring with the Lenders, make Revolving Credit Loans to the Borrowers (i) by entry of credits to Century Aluminum's operating account (No. 56372564) or any other account(s) of the Borrowers (the "Operating Accounts") with the Agent to cover checks or other charges which the applicable Borrower has drawn or made against such account or (ii) in an amount as otherwise requested by the Borrowers. The Borrowers hereby request and authorize the Agent to make from time to time such Revolving Credit Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented for payment from an Operating Account or as otherwise so requested. The Agent and the Borrowers acknowledge and agree that the making of such Revolving Credit Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request (other than the requirement for an immediate Settlement) including, without limitation, the limitations set forth in ss.2.1 and the requirements that the applicable provisions of ss.12 (in the case of Revolving Credit Loans made on the Initial Closing
       Date) and ss.14 be satisfied. All actions taken by the Agent pursuant to the provisions of this ss.2.6.2 shall be conclusive and binding on the Borrowers and the Lenders absent the Agent's gross negligence or willful misconduct. Revolving Credit Loans made pursuant to this ss.2.6.2 shall be Base Rate Loans until converted in accordance with the provisions of the Credit Agreement and, prior to a Settlement, such interest shall be for the account of the Agent.

                            2.7. Conversion Options.

2.7.1. Conversion to Different Type of Revolving Credit Loan. The Borrowers may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (i) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, the Borrowers shall give the Agent at least one (1) Business Day prior written notice of such election; (ii) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrowers shall give the Agent at least three (3) Eurodollar Business Days prior written notice of such election; (iii) with respect to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and (iv) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing or if such conversion is not permitted by ss.2.6.3. On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in a minimum aggregate principal amount of $5,000,000 or an integral multiple of $500,000 in excess thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrowers.

2.7.2. Continuation of Type of Revolving Credit Loan. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrowers with the notice provisions contained in ss.2.7.1; provided that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, and during any Default or Event of Default Eurodollar Rate Loans shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Borrowers' account have actual knowledge. In the event that the Borrowers fail to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Agent shall notify the Lenders and the Borrowers promptly when any such automatic conversion contemplated by this ss.2.7 is scheduled to occur.

2.7.3. Eurodollar Rate Loans. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (a) the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $5,000,000 or an integral multiple of $500,000 in excess thereof and
       (b) no more than five (5) Eurodollar Rate Loans shall be outstanding at any time.

                      2.8. Funds for Revolving Credit Loan.

2.8.1. Funding Procedures. Not later than 3:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Lenders will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Lender of such amount, and upon receipt of the documents required by ss.ss.12 and 14 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrowers the aggregate amount of such Revolving Credit Loans made available to the Agent by the Lenders. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Agent the amount of such other Lender's Commitment Percentage of any requested Revolving Credit Loans.

2.8.2. Advances by Agent. The Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Agent on such Drawdown Date the amount of such Lender's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Lender makes available to the Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (ii) the amount of such Lender's Commitment Percentage of such Revolving Credit Loans, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Lender's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Lender. If the amount of such Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Lender within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

                         2.9. Change in Borrowing Base.

       (a) The Borrowing Base shall be determined by the Agent by reference to the Borrowing Base Report required to be delivered pursuant to ss.9.4(f) and the Agent may, in its reasonable discretion, adjust the Borrowing Base based upon the Agent's review of the weekly report of sales and collections delivered pursuant to ss.9.4(f).

       (b) The Agent may, in its reasonable discretion, from time to time, reduce the Borrowing Base by such amounts ("Reserves") as the Agent may from time to time establish and revise (a) to reflect events, conditions, contingencies or risks which do or may adversely affect either (A) any Collateral, the rights of the Agent or any of the Lenders in any Collateral or its value or (B) the security interest and other rights of the Agent or any of the Lenders in the Collateral (including the enforceability, perfection and priority thereof) or
(b) to reflect the belief of the Agent that any Borrowing Base Report or other collateral report or financial information furnished by or on behalf of the Borrowers to the Agent or any of the Lenders is or may have been incomplete, inaccurate or misleading in any material respect. Reserves may include, but are not limited to: reserves to reflect (a) an increase in the dilution of Accounts Receivable, (b) material changes in the number of days turnover in inventory,
(c) the deterioration in any material respect of the liquidation value of inventory or a change in the mix of inventory, (d) taxes and other governmental charges, whether ad valorem, personal or real property or otherwise and whether or not the tax claims therefor may have priority over the Agent's security interest in any of the Collateral, and (e) any customs, duty, freight or other out-of-pocket costs or expenses required or advisable to "land" any Eligible Inventory the purchase of which is supported by a Letter of Credit.

       (c) The Agent shall give to the Borrower written notice of any change in the Borrowing Base determined by the Agent. Such notice shall be effective five
(5) days after its receipt by the Borrowers. Prior to the time that such notice becomes effective the Borrowing Base shall be computed as it would have been computed in the absence of such notice.

                               2.10. Settlements.

2.10.1. General. On each Settlement Date, the Agent shall, not later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (i) to the Lenders and the Borrowers of the respective outstanding amount of Revolving Credit Loans made by the Agent on behalf of the Lenders from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Eurodollar Rate Loans to be made (following the giving of notice pursuant to ss.2.6.1(ii)) on such date pursuant to a Loan Request and (ii) to the Lenders of the amount (a "Settlement Amount") that each Lender (a "Settling Lender") shall pay to effect a Settlement of any Revolving Credit Loan. A statement of the Agent submitted to the Lenders and the Borrowers or to the Lenders with respect to any amounts owing under this ss.2.10 shall be prima facie evidence of the amount due and owing. Each Settling Lender shall, not later than 3:00 p.m. (Boston time) on such Settlement Date, effect a wire transfer of immediately available funds to the Agent in the amount of the Settlement Amount for such Settling Lender. All funds advanced by any Lender as a Settling Lender pursuant to this ss.2.10 shall for all purposes be treated as a Revolving Credit Loan made by such Settling Lender to the applicable Borrower and all funds received by any Lender pursuant to this ss.2.10 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit Loans made by such Lender. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which any of the Borrowers are a debtor prevent a Settling Lender from making any Revolving Credit Loan to effect a Settlement as contemplated hereby, such Settling Lender will make such dispositions and arrangements with the other Lenders with respect to such Revolving Credit Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender's share of the outstanding Revolving Credit Loans being equal, as nearly as may be, to such Lender's Commitment Percentage of the outstanding amount of the Revolving Credit Loans.

2.10.2. Failure to Make Funds Available. The Agent may, unless notified to the contrary by any Settling Lender prior to a Settlement Date, assume that such Settling Lender has made or will make available to the Agent on such Settlement Date the amount of such Settling Lender's Settlement Amount, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If any Settling Lender makes available to the Agent such amount on a date after such Settlement Date, such Settling Lender shall pay to the Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (ii) the amount of such Settlement Amount, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to the Agent, and the denominator of which is 360. A statement of the Agent submitted to such Settling Lender with respect to any amounts owing under this ss.2.10.2 shall be prima facie evidence of the amount due and owing to the Agent by such Settling Lender. If such Settling Lender's Settlement Amount is not made available to the Agent by such Settling Lender within three (3) Business Days following such Settlement Date, the Agent shall be entitled to recover such amount from the applicable Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans as of such Settlement Date.

2.10.3. No Effect on Other Lenders. The failure or refusal of any Settling Lender to make available to the Agent at the aforesaid time and place on any Settlement Date the amount of such Settling Lender's Settlement Amount shall not (i) relieve any other Settling Lender from its several obligations hereunder to make available to the Agent the amount of such other Settling Lender's Settlement Amount or (ii) impose upon any Lender, other than the Settling Lender so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Revolving Credit Commitment of such other Lender.

      2.11. Repayments of Revolving Credit Loans Prior to Event of Default.

2.11.1. Credit for Funds Received in Concentration Account. Prior to the occurrence of an Event of Default as to which the account officers of the Agent active upon the Borrowers' account have actual knowledge, (i) all funds and cash proceeds in the form of money, checks and like items received in the BKB Concentration Account as contemplated by ss.9.14 shall be credited, on the same Business Day on which the Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by ss.2.11.2, (ii) all funds and cash proceeds in the form of a wire transfer received in the BKB Concentration Account as contemplated by ss.9.14 shall be credited on the same Business Day as the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by ss.2.11.2, and (iii) all funds and cash proceeds in the form of an automated clearing house transfer received in the BKB Concentration Account as contemplated by ss.9.14 shall be credited, on the next Business Day following the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by ss.2.11.2. For purposes of the foregoing provisions of this ss.2.11.1, the Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Agent before 2:30 p.m. (Boston time) on such day. Each of the Borrowers further acknowledges and agrees that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

           2.11.2. Application of Payments Prior to Event of Default.

                  (a) Prior to the occurrence of an Event of Default of which the account officers of the Agent active on the Borrowers' account have knowledge, all funds transferred to the BKB Concentration Account and for which the Borrowers have received credits shall be applied to the Obligations as follows:

                        (i) first, to pay amounts then due and payable under
                  this Credit Agreement, the Notes and the other Loan Documents;

                        (ii) second, to reduce Revolving Credit Loans made by
                  the Agent pursuant to ss.2.6.2 and for which Settlement has not then been made;

                        (iii) third, to reduce other Revolving Credit Loans
                  which are Base Rate Loans;

                        (iv) fourth, to reduce Revolving Credit Loans which are
                  Eurodollar Rate Loans; and

                        (v) fifth, except as otherwise required by ss.5.2(b) and
                  (c), to the Operating Account of Century Aluminum.

                  (b) All prepayments of Eurodollar Rate Loans prior to the end of an Interest Period shall obligate the Borrowers to pay any Breakage Costs associated with such Eurodollar Rate Loans in accordance with ss.6.11. Prior to the occurrence of an Event of Default, the Borrowers may elect to avoid such Breakage Costs by having such funds placed in the Borrowers' Operating Account.

                  (c) All prepayments of the Revolving Credit Loans pursuant to this ss.2.11.2 shall be allocated among the Lenders making such Revolving Credit Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Revolving Credit Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Prior to any Settlement Date, however, all prepayments of the Revolving Credit Loans shall be applied in accordance with this ss.2.11.2, first to outstanding Revolving Credit Loans of the Agent.

      2.12. Repayments of Revolving Credit Loans After Event of Default. Following the occurrence and during the continuance of an Event of Default of which the account officers of the Agent active on the Borrowers' account have knowledge, all funds transferred to the BKB Concentration Account and for which the Borrowers have received credits shall be applied to the Obligations in accordance with ss.15.4.

                   3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

      3.1. Maturity. The Borrowers absolutely and unconditionally and jointly and severally promise to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon and all fees and expenses incurred by the Lenders and the Agent in connection therewith and payable by the Borrowers hereunder.

      3.2. Mandatory Repayments of Revolving Credit Loans. If at any time the sum of the outstanding amount of the Revolving Credit Loans, and all Letter of Credit Exposure exceeds the lesser of (i) the Total Revolving Credit Commitment and (ii) the Borrowing Base, then the Borrowers shall immediately pay the amount of such excess to the Agent for the respective accounts of the Lenders for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by ss.5.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

      3.3. Optional Repayments of Revolving Credit Loans. The Borrowers shall have the right, at their election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium (but subject to ss.6.11). The Borrowers shall give the Agent, no later than 10:00 a.m., Boston time, at least three (3) Business Days prior written notice of any proposed prepayment pursuant to this ss.3.3 of Base Rate Loans, and four (4) Eurodollar Business Days notice of any proposed prepayment pursuant to this ss.3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $1,000,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrowers, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans, at the Agent's option. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                                4. THE TERM LOAN.

      4.1. Commitment to Lend. Subject to the terms and conditions set forth in this Credit Agreement, each Lender agrees to lend to the Borrowers on the Term Loan Closing Date, the amount of its Commitment Percentage of the principal amount of $20,000,000; provided that if the Term Loan Closing Date has not occurred on or before ninety (90) days following the Initial Closing Date, the Term Loan Commitment of each Lender shall terminate in their entirety on such ninetieth (90th) day following the Initial Closing Date.

      4.2. The Term Notes. The Term Loan shall be evidenced by separate promissory notes of the Borrowers in substantially the form of Exhibit D hereto (each a "Term Note"), dated the Term Loan Closing Date and completed with appropriate insertions. One Term Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment Percentage of the Term Loan and representing the obligation of the Borrowers to pay to such Lender such principal amount or, if less, the outstanding amount of such Lender's Commitment Percentage of the Term Loan, plus interest accrued thereon, as set forth below. Each Borrower irrevocably authorizes each Lender to make or cause to be made a notation on such Lender's Term Note Record reflecting the original principal amount of such Lender's Commitment Percentage of the Term Loan and, at or about the time of such Lender's receipt of any principal payment on such Lender's Term Note, an appropriate notation on such Lender's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Lender's Term Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Term Note Record shall not affect the obligations of the Borrowers hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

      4.3. Unused Term Loan Commitment Fee. The Borrowers agree to pay to the Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages a commitment fee (the "Term Loan Commitment Fee") in an amount equal to three-eighth of one percent (0.375%) per annum multiplied by the average daily amount during such calendar quarter or portion thereof by which the Total Term Loan Commitment exceeds the outstanding amount of the Term Loan during such calendar quarter. The Term Loan Commitment Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter (or portion thereof), commencing on the first such date following the date hereof, with a final payment on the date on which the Term Loan Commitments shall terminate.

      4.4. Schedule of Installment Payments of Principal of Term Loan; Certain Mandatory Prepayments.

      (a) The Borrowers absolutely and unconditionally and jointly and severally promise to pay to the Agent for the account of the Lenders the principal amount of the Term Loan in nineteen (19) consecutive quarterly installments with each installment payment due and payable on the last day of each calendar quarter (each such date a "Term Loan Payment Date"), commencing on September 30, 1999, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid balance of the Term Loan, together with all accrued and unpaid interest thereon. The aggregate principal amount of the Term Loan due on each Term Loan Payment Date shall be the amount obtained by (i) multiplying (A) the outstanding aggregate principal amount of the Term Loan on the Term Loan Closing Date by (B) the percentage set forth below opposite the period during which such Term Loan Payment Date falls and (ii) dividing the product of clause (i) above by the number of Term Loan Payment Dates in such period.

                                                       Amortization
Date                                                    Percentage
----                                                    ----------
September 30, 1999 through March 31, 2000                   5%
April 1, 2000 through March 31, 2001                        15%
April 1, 2001 through March 31, 2002                        25%
April 1, 2002 through March 31, 2003                       27.5%
April 1, 2003 through March 31, 2004                       27.5%
  Total                                                    100%

      (b) The Borrowers further promise to pay to the Agent for the pro rata accounts of the Lenders in accordance with their respective Commitment Percentages, on the ninetieth (90th) day following the end of each fiscal year (commencing with the fiscal year ending December 31, 1999) of the Borrowers, an amount equal to fifty percent (50%) of Consolidated Excess Cash Flow for the immediately preceding fiscal year, with each such payment to be applied to the remaining scheduled payments of the Term Loan pro rata.

      4.5. Optional Prepayment of Term Loan. The Borrowers shall have the right at any time to prepay the Term Notes on or before the Term Loan Maturity Date, as a whole, or in part, upon not less than five (5) Business Days prior written notice to the Agent, without premium or penalty (but subject to ss.6.11), provided that (i) each partial prepayment shall be in the principal amount of $1,000,000 or an integral multiple thereof and (ii) each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective outstanding amount of each Lender's Term Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed.

                           4.6. Interest on Term Loan.

4.6.1. Interest Rates. Except as otherwise provided in ss.6.12, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the following rates:

                     (a) To the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Base Rate, the Term Loan or such portion shall bear interest during such Interest Period at the rate per annum of the Base Rate plus the Applicable Margin.

                     (b) To the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Eurodollar Rate, the Term Loan or such portion shall bear interest during such Interest Period at the rate per annum of the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

                     (c) The Borrowers promise to pay interest on the Term Loan, or any portion thereof outstanding during each Interest Period, in arrears on each Interest Payment Date with respect thereto.

4.6.2. Notification by Borrowers. The Borrowers shall notify the Agent, such notice to be irrevocable, at least three (3) Eurodollar Business Days prior to the Drawdown Date of the Term Loan if all or any portion of the Term Loan is to bear interest at the Eurodollar Rate. After the Term Loan has been made, the provisions of ss.2.7 shall apply mutatis mutandis with respect to all or any portion of the Term Loan so that the Borrowers may have the same interest rate options with respect to all or any portion of the Term Loan as they would be entitled to with respect to the Revolving Credit Loans.

4.6.3. Amounts, etc. Any portion of the Term Loan bearing interest at the Eurodollar Rate relating to any Interest Period shall be in a minimum aggregate amount of $5,000,000 or an integral multiple of $500,000 in excess thereof. No Interest Period relating to the Term Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loan is to be made unless a portion of the Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

                              5. LETTERS OF CREDIT.

                       5.1. Letter of Credit Commitments.

5.1.1. Commitment to Issue Letters of Credit. Subject to the terms and conditions hereof and the execution and delivery by the Borrowers of a letter of credit application on the Issuing Bank's customary form (a "Letter of Credit Application"), the Issuing Bank on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in ss.5.1.4 and upon the representations and warranties of the Borrowers contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of a Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the applicable Borrower and agreed to by the Issuing Bank; provided, however, that, after giving effect to such request, (a) the Letter of Credit Exposure shall not exceed $10,000,000 at any one time and (b) the sum of (i) the Letter of Credit Exposure plus, (ii) the amount of all Revolving Credit Loans outstanding shall not exceed the lesser of (A) the Total Revolving Credit Commitment and (B) the Borrowing Base.

5.1.2. Letter of Credit Applications. Each Letter of Credit Application shall be completed to the satisfaction of the Issuing Bank. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

5.1.3. Terms of Letters of Credit. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) have an expiry date no later than 365 days from the date of issuance and a final expiry date no later than fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices.

5.1.4. Reimbursement Obligations of Lenders. Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Commitment Percentage, to reimburse the Issuing Bank on demand for the amount of each draft paid by the Issuing Bank under each Letter of Credit to the extent that such amount is not reimbursed by the Borrowers pursuant to ss.5.2 (such agreement for a Lender being called herein the "Letter of Credit Participation" of such Lender).

5.1.5. Participations of Lenders. Each such payment made by a Lender shall be treated as the purchase by such Lender of a participating interest in the Borrowers' Reimbursement Obligation under ss.5.2 in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to ss.5.2.

       5.2. Reimbursement Obligation of the Borrowers. In order to induce the Issuing Bank to issue, extend and renew each Letter of Credit and the Lenders to participate therein, each Borrower hereby jointly and severally agrees to reimburse or pay to the Issuing Bank, for the account of the Issuing Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Bank hereunder,

              (a) except as otherwise expressly provided in ss.5.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Issuing Bank, or the Issuing Bank otherwise makes a payment with respect thereto, (i) the amount paid by the Issuing Bank under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Issuing Bank or any Lender in connection with any payment made by the Issuing Bank or any Lender under, or with respect to, such Letter of Credit,

              (b) upon the reduction (but not termination) of the Total Revolving Credit Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Issuing Bank or by the Agent for the benefit of the Lenders, the Issuing Bank and the Agent as cash collateral for all Reimbursement Obligations, and

              (c) upon the termination of the Total Revolving Credit Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.15, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Issuing Bank or by the Agent for the benefit of the Lenders, the Issuing Bank and the Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Issuing Bank at the Issuing Bank's head office at 100 Federal Street, Boston, Massachusetts 02110 (or at such other place that the Issuing Bank may from time to time designate) in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this ss.5.2 at any time from the date such amounts become due and payable (whether as stated in this ss.5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Issuing Bank on demand at the rate specified in ss.6.12 for overdue principal on the Revolving Credit Loans.

       5.3. Letter of Credit Payments. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Issuing Bank shall notify the Borrowers of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrowers fails to reimburse the Issuing Bank as provided in ss.5.2 on or before the date that such draft is paid or other payment is made by the Issuing Bank, the Issuing Bank may at any time thereafter notify the Lenders of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Lender shall make available to the Issuing Bank, at the Issuing Bank's head office at 100 Federal Street, Boston, Massachusetts 02110 (or at such other place that the Issuing Bank may from time to time designate), in immediately available funds, such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Issuing Bank for federal funds acquired by the Issuing Bank during each day included in such period, times (ii) the amount equal to such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, times (iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Lender's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Issuing Bank, and the denominator of which is 360. The responsibility of the Issuing Bank to the Borrower and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

       5.4. Obligations Absolute. Each Borrower's obligations under this ss.5 shall be joint and several and absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which any Borrower may have or have had against the Issuing Bank, the Agent any Lender or any beneficiary of a Letter of Credit. Each of the Borrowers further agrees with the Issuing Bank and the Lenders that the Issuing Bank and the Lenders shall not be responsible for, and the Borrowers' Reimbursement Obligations under ss.5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrowers, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrowers against the beneficiary of any Letter of Credit or any such transferee. The Issuing Bank and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Each Borrower agrees that any action taken or omitted by the Issuing Bank or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon each of the Borrowers and shall not result in any liability on the part of the Issuing Bank or any Lender to any of the Borrowers. Notwithstanding the foregoing, the Borrowers shall have no obligation hereunder to any Person indemnified hereunder with respect to liabilities arising solely from such indemnified Person's gross negligence or willful misconduct.

       5.5. Reliance by Issuer. To the extent not inconsistent with ss.5.4, the Issuing Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Issuing Bank. The Issuing Bank shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

       5.6. Letter of Credit Fee. The Borrowers shall pay to the Issuing Bank a fee (in each case, a "Letter of Credit Fee") in respect of Letters of Credit on the average daily Maximum Drawing Amount at a rate per annum equal to (a) with respect to each standby Letter of Credit, the Applicable Margin for Eurodollar Rate Loans per annum from time to time applicable to Revolving Credit Loans and
(b) with respect to each documentary Letter of Credit, the Applicable Margin for Eurodollar Rate Loans per annum from time to time applicable to Revolving Credit Loans minus one-half of one percent (1/2%), such Letter of Credit Fees being payable quarterly in arrears on the first day of each calendar quarter and on the Revolving Credit Loan Maturity Date. A portion of such Letter of Credit Fees equal to one-quarter of one percent (1/4%) per annum shall be payable to the Issuing Bank for its own account and the remainder of such Letter of Credit Fees shall be payable to the Issuing Bank for the ratable accounts of the Lenders in accordance with their respective Commitment Percentages. The Borrowers shall also pay to the Issuing Bank, at such time or times as such charges are customarily made by the Issuing Bank, the Issuing Bank's customary issuance fees or amendment fees, as the case may be, and the Issuing Bank's customary time negotiation fees per document examination or other administrative fees.

                         6. CERTAIN GENERAL PROVISIONS.

       6.1. Up front Fee. The Borrowers agree to pay to the Agent on the Closing Date an up front fee (the "Up Front Fee") in the amounts and at the times set forth in the Commitment Letter.

       6.2. Agent's Fee. The Borrowers shall pay to the Agent, for the Agent's own account, an Agent's fee (the "Agent's Fee") in the amounts and at the times set forth in the Commitment Letter.

                            6.3. Funds for Payments.

6.3.1. Payments to Agent. All payments of principal, interest, Reimbursement Obligations, Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Agent in Dollars, for the respective accounts of the Lenders and the Agent, at the Agent's Head Office or at such other place that the Agent may from time to time designate, in each case at or about 12:00 p.m. (Boston, Massachusetts, time or other local time at the place of payment) and in immediately available funds.

6.3.2. No Offset, etc. All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrowers are compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrowers with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrowers will pay to the Agent, for the account of the Lenders or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Agent to receive the same net amount which the Lenders or the Agent would have received on such due date had no such obligation been imposed upon the Borrowers. The Borrowers will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

       6.4. Computations. All computations of interest on (a) Base Rate Loans and of Commitment Fees or other fees shall, unless otherwise expressly provided herein, be based on a 365-day year (or 366-day year, as the case may be) and paid for the actual number of days elapsed, and (b) Eurodollar Rate Loans and Letter of Credit Fees shall, unless otherwise expressly provided herein, be based on a 360-day year. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records and the Term Note Records from time to time shall be considered correct and binding on the Borrowers unless within ten (10) Business Days after receipt of any notice by the Agent or any of the Lenders of such outstanding amount, the Agent or such Lender shall notify the Borrower to the contrary.

       6.5. Inability to Determine Eurodollar Rate. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine or be notified by the Majority Lenders that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Lenders) to the Borrowers and the Lenders. In such event (i) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (ii) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (iii) the obligations of the Lenders to make Eurodollar Rate Loans shall be suspended until the Agent or the Majority Lenders determine that the circumstances giving rise to such suspension no longer exist, whereupon the Agent or, as the case may be, the Agent upon the instruction of the Majority Lenders, shall so notify the Borrowers and the Lenders.

       6.6. Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrowers and the other Lenders and thereupon (i) the commitment of such Lender to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (ii) such Lender's Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrowers hereby agree promptly to pay the Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this ss.6.6, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

       6.7. Additional Costs, etc. If any present or future Applicable Law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

              (a) subject any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Commitments or the Loans (other than franchise taxes or taxes based upon or measured by the income or profits of such Lender or the Agent), or

              (b) materially change the basis of taxation (except for changes in franchise taxes or taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Agent under this Credit Agreement or any of the other Loan Documents, or

              (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

              (d) impose on any Lender or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Commitments, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Commitments forms a part, and the result of any of the foregoing is

                     (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitments or any Letter of Credit, or

                     (ii) to reduce the amount of principal, interest,
              Reimbursement Obligation or other amount payable to such Lender or the Agent hereunder on account of such Lender's Commitments, any Letter of Credit or any of the Loans, or

                     (iii) to require such Lender or the Agent to make any
              payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from the Borrower hereunder, then, and in each such case, the Borrowers will, upon demand made by such Lender or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Agent such additional amounts as will be sufficient to compensate such Lender or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

      6.8. Capital Adequacy. If after the date hereof any Lender or the Agent determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or Governmental Authority with appropriate jurisdiction, or (ii) compliance by such Lender or the Agent or any corporation controlling such Lender or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Agent's commitment with respect to any Loans to a level below that which such Lender or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Agent to be material, then such Lender or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrowers agree to pay such Lender or (as the case may be) the Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender or (as the case may be) the Agent of a certificate in accordance with ss.6.10 hereof. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

      6.9. Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of ss.ss.6.7 or 6.8 with respect to such Lender, it will, if requested by the Borrowers, use reasonable efforts (subject to overall policy consideration of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section.

Nothing in this ss.6.9 shall affect or postpone any of the obligations of the Borrowers or the right of any Lender provided in ss.ss.6.7 or 6.8.

      6.10. Certificate. A certificate setting forth any additional amounts payable pursuant to ss.ss.6.7 or 6.8 and an explanation of such amounts which are due, submitted by any Lender or the Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

      6.11. Indemnity. Each Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense (collectively, "Breakage Costs") that such Lender may sustain or incur as a consequence of (i) default by the Borrowers in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (ii) default by the Borrowers in making a borrowing or conversion after the Borrowers have given (or are deemed to have given) a Loan Request, notice (in the case of all or any portion of the Term Loans pursuant to ss.4.5.2) or a Conversion Request relating thereto in accordance with ss.2.6 or ss.2.7 or ss.4.5 or (iii) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans.

                          6.12. Interest After Default.

6.12.1. Overdue Amounts. Overdue principal and (to the extent permitted by Applicable Law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2.00%) above the Base Rate until such amount shall be paid in full (after as well as before judgment).

6.12.2. Amounts Not Overdue. During the continuance of an Event of Default the principal of the Revolving Credit Loans and the Term Loan not overdue shall, until such Event of Default has been cured or remedied or such Event of Default has been waived by the Majority Lenders pursuant to ss.28, bear interest at a rate per annum equal to the greater of (i) two percent (2.00%) above the rate of interest otherwise applicable to such Revolving Credit Loans pursuant to ss.2.5 and the Term Loan pursuant to ss.4.5 and (ii) the rate of interest applicable to overdue principal pursuant to ss.6.12.1.

      6.13. No Legal Impediment. Neither the Issuing Bank nor any Lender shall have any obligation to make any Loan or to participate in the issuance, extension or renewal of any Letter of Credit if any change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Issuing Bank would make it illegal for the Issuing Bank to issue, extend or renew such Letter of Credit.

      6.14. Governmental Regulation. Neither the Issuing Bank nor any Lender shall have any obligation to make any Loan or to participate in the issuance, extension or renewal of any Letter of Credit unless such Lender or Issuing Bank shall have received such statements in substance and form reasonably satisfactory to such Lender or Issuing Bank as such Lender or Issuing Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

          6.15. Concerning Joint and Several Liability of the Borrowers

      (a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Co-Agents, the Issuing Bank and the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

      (b) Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with each other Borrower, with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of all of the Borrowers without preferences or distinction among them.

      (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of such Obligations in accordance with the terms thereof, then in each such event each other Borrower will make such payment with respect to, or perform, such Obligation.

      (d) The obligations of each Borrower under the provisions of this ss.6.15 constitute the absolute and unconditional obligations of such Borrower enforceable against it to the full extent permitted under the terms hereof, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstance whatsoever.

      (e) Except as otherwise expressly provided for herein, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of the Loans made under this Credit Agreement, notice of the occurrence of any Default or Event of Default, or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Agent, the Issuing Bank or the Lenders under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Agent, the Issuing Bank or the Lenders at any time or times in respect of any default by any Borrowers or Guarantors in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Agent, the Issuing Bank or the Lenders in respect of any of the obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such obligations or the addition, substitution or release, in whole or in part, of any Borrower or any Guarantor. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Agent, the Issuing Bank or the Lenders including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with Applicable Laws thereunder, which might, but for the provisions of this ss.6.15, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its Obligations under this ss.6.15, it being the intention of each Borrower that, so long as any of the Obligations remain unsatisfied, the Obligations of such Borrower under this ss.6.15 shall not be discharged except by performance and then only to the extent of such performance. Except as otherwise expressly provided for herein, the joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or the Agent, the Issuing Bank or the Lenders. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Agent, the Issuing Bank or the Lenders upon the insolvency, bankruptcy or reorganization of any of the Borrowers or Guarantors, or otherwise, the provisions of this ss.6.15 will forthwith be reinstated in effect, as though such payment had not been made.

                          6.16. Replacement of Lender.

      (a) In the event that any Lender makes a demand for payment under ss.6.7 or ss.6.8 or notifies the Agent of any circumstances requiring payment pursuant to ss.6.6 or if the Borrowers are required to make any payment pursuant to ss.6.3.2, the Borrowers may within 120 days of such demand, if no Default or

Event of Default then exists, (i) reduce the Total Commitment, the Total Revolving Credit Commitment, and the Total Term Loan Commitment, or following the Term Loan Closing Date, the Term Loan in the full amount of such Lender's Commitment Percentage of the Revolving Credit Commitment, Term Loan Commitment and/or Term Loan and repay such Lender in full or (ii) replace such Lender with an Eligible Assignee in accordance with ss.21.1 (including execution of an Assignment and Acceptance). If the Borrowers accomplish the replacement or repayment of such Lender within 120 days following the demand, the Borrowers shall only owe any such Lenders amounts under ss.6.6, ss.6.7 or ss.6.8, as applicable, hereof through the date of replacement or repayment. If the Borrowers do not accomplish either replacement or repayment of such Lender within such 120 days, the Borrowers shall owe such Lender in accordance with the terms of any written agreement reached between Lender and the Borrowers, and, if no such agreement has been reached, the Borrowers shall owe such Lender in accordance with the terms and provisions of ss.6.6, ss.6.7 or ss.6.8, as applicable. If the Total Commitment is reduced by the Borrower pursuant to this ss.6.16(a), the Borrowers and the Lenders agree that the Commitment Percentages of each Lender will be automatically ratably adjusted to reflect such reduction of the Total Revolving Credit Commitment, the Total Term Loan Commitment and/or the Term Loan, as the case may be.

      (b) If (i) there exists no Default or Event of Default on any such date and no Default or Event of Default shall be caused by the action permitted below and (ii) any Lender refuses to consent to any amendment, waiver or consent to any provision hereof or in any Loan Document in accordance with the terms of ss.28 (other than an amendment to increase the Revolving Credit Commitment, or Term Loan Commitment of such Lender), but to which each other Lender has previously agreed, then, the Borrowers may, with the prior written consent of the Agent, within ninety (90) days after the date of such consent, amendment or waiver, replace such Lender in whole with another Eligible Assignee, pursuant to an Assignment and Acceptance and otherwise in accordance with the terms of ss.21.

                     7. COLLATERAL SECURITY AND GUARANTIES.

                           7.1. Security of Borrower.

      (a) Prior to the Term Loan Closing Date, the Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under Applicable Law) in all Revolving Credit Collateral and Acquisition Collateral of the Borrowers, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which each Borrower is a party.

      (b) Following the Term Loan Closing Date, the Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under Applicable Law) in all of the assets of the Borrowers, whether now owned or hereafter acquired, including all capital stock of any direct Subsidiary of any of the Borrowers, pursuant to the terms of the Replacement Security Documents to which each Borrower is a party.

      7.2. Guaranties and Security of Subsidiaries. The Obligations shall also be guaranteed pursuant to the terms of the Guarantees. The obligations of the Guarantors under the Guarantees shall be in turn secured:

            (a) prior to the Term Loan Closing Date by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under Applicable Law) in all Revolving Credit Collateral and Acquisition Collateral of each such Guarantor, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Guarantor is a party; or

            (b) following the Term Loan Closing Date, by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under Applicable Law) in all of the assets of each such Guarantor, including all capital stock of any direct Subsidiary of any such Guarantor, whether now owned or hereafter acquired, pursuant to the terms of the Replacement Security Documents, to which such Guarantor is a party.

      7.3. Release of Collateral. Upon the final payment in full of all the outstanding principal of the Term Loan, together with any and all accrued and unpaid interest thereon and all fees and expenses incurred by the Lenders and the Agent in connection therewith and payable by the Borrowers hereunder, the Borrowers may request, that the Agent release its Lien on all Collateral other than Revolving Credit Collateral and Acquisition Collateral. The Agent will release its Liens on the Collateral, other than Revolving Credit Collateral and Acquisition Collateral, at such time as each of the following conditions are satisfied:

            (a) the Borrowers shall have an average Borrowing Availability of at least $35,000,000 for the ninety (90) days from and after such payment in full of the Term Loan;

            (b) no Default or Event of Default exists;

            (c) the Borrowers shall have demonstrated to the reasonable satisfaction of the Agent that, as of the last day of the fiscal quarter of the Borrowers ending immediately prior to the date that the Borrowers request that the Agent release the Collateral other than Revolving Credit Collateral and Acquisition Collateral, the Consolidated EBITDA of the Borrowers and their Subsidiaries for the four (4) consecutive fiscal quarters of Century Aluminum most recently ended shall not be less than $35,000,000; and

            (d) the PBGC shall have released its security interests and Lien on all assets of the Borrowers and the Guarantors other than Liens on Collateral held by the PBGC on the Initial Closing Date.

                       8. REPRESENTATIONS AND WARRANTIES.

      Each Borrower represents and warrants to the Lenders, the Issuing Bank and the Co-Agents as follows:

                            8.1. Corporate Authority.

8.1.1. Incorporation; Good Standing. Each of the Borrowers and each of their Subsidiaries (i) is a corporation duly organized and validly existing or (with respect to Vialco) is a limited liability company duly organized or established under the laws of its state of organization, (ii) is in good standing under the laws of the relevant state of organization, (iii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (iv) is in good standing as a foreign corporation or entity and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Materially Adverse Effect.

8.1.2. Authorization. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary proceedings,
       (iii) do not conflict with or result in any breach or contravention of any provision of Applicable Law, or any Contractual Obligation or Governing Document of any of the Borrowers or any of their Subsidiaries.

8.1.3. Enforceability. The execution and delivery of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

       8.2. Governmental Approvals. The execution, delivery and performance by any of the Borrowers and any of their Subsidiaries of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require any Approval that has not already been obtained.

       8.3. Title to Properties; Leases. Except as indicated on Schedule 8.3 hereto, the Borrowers and their Subsidiaries own all of the assets reflected in the consolidated balance sheet of Century Aluminum and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except Property sold or otherwise disposed of in the ordinary course of business since that date), subject to no Liens or other rights of others except Permitted Liens.

                   8.4. Financial Statements and Projections.

8.4.1. Fiscal Year. The Borrowers and each of their Subsidiaries have a fiscal year which is the twelve (12) months ending on December 31 of each calendar year.

8.4.2. Financial Statements. There has been furnished to each of the Lenders the consolidated balance sheet of Century Aluminum and its Subsidiaries as at the Balance Sheet Date, and the consolidated statement of income and cash flow of Century Aluminum and its Subsidiaries for the 1997 fiscal year, certified by Deloitte & Touche. Such balance sheet and statement of income and cash flow have been prepared in accordance with GAAP and fairly present the financial condition of Century Aluminum as of the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of Century Aluminum or any of its Subsidiaries as of such date involving material amounts, known to the officers of Century Aluminum, which were not disclosed in such balance sheet and the notes related thereto.

8.4.3. Projections. The projections of the annual operating budgets of Century Aluminum and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 1999 to 2003 fiscal years, copies of which have been delivered to each Lender, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of Century Aluminum or any of its Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of Century Aluminum and its Subsidiaries of the results of operations and other information projected therein.

       8.5. No Material Changes, etc. Since the Balance Sheet Date there has occurred no materially adverse change in the Properties, operations, financial condition, business or prospects of the Borrowers and their Subsidiaries as shown on or reflected in the consolidated balance sheet of Century Aluminum and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any Materially Adverse Effect. Since the Balance Sheet Date, the Borrowers have not made any Distribution other than Permitted Distributions.

       8.6. Franchises, Patents, Copyrights, etc. Each of the Borrowers and their Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

       8.7. Litigation. Except as set forth in Schedule 8.7 hereto or as disclosed in the financial statements delivered to the Agent pursuant to ss.8.4(a), there are no actions, suits, proceedings or investigations of any kind pending or to the best of each Borrowers' knowledge, threatened against any of the Borrowers or any of their Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, could be reasonably expected to, either in any case or in the aggregate, (a) have a Materially Adverse Effect or (b) result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of Century Aluminum and its Subsidiaries, or (c) which question the validity of this Credit Agreement or any of the other Loan Documents.

       8.8. No Materially Adverse Contracts, etc. None of the Borrowers nor any of their Subsidiaries is subject to any Governing Document, and Contractual Obligation, or and Applicable Law that has or is expected in the future to have a Materially Adverse Effect.

       8.9. Compliance with Other Instruments, Laws, etc. None of the Borrowers nor any of their Subsidiaries is in violation of any provision of Applicable Law or of its Governing Documents or Contractual Obligations (including any PBGC Documents or any Subordination Documents) in a manner that would be reasonably likely to result in the imposition of substantial penalties or cause a Materially Adverse Effect.

       8.10. Tax Status. Each of the Borrowers and their Subsidiaries (i) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject,
(ii) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

       8.11. No Event of Default. No Default or Event of Default has occurred and is continuing.

       8.12. Holding Company and Investment Company Acts. None of the Borrowers nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

       8.13. Absence of Financing Statements, etc. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any Lien on any Property of the Borrowers or any of their Subsidiaries.

       8.14. Perfection of Security Interest. Each of the Borrowers and the Guarantors have delivered to, or deposited with, the Agent all documents and instruments necessary for the filings, assignments, pledges and all other actions to be taken that are necessary or advisable, under Applicable Law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses except for Permitted Liens. The Borrowers or Subsidiaries of the Borrowers party to one of the Security Agreements are the owner of the Collateral free from any Lien, except for Permitted Liens.

       8.15. Certain Transactions. Except for arm's length transactions pursuant to which the Borrowers or any of their Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than such Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of the Borrowers or any of their Subsidiaries is presently a party to any transaction with the Borrowers or any of their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of any of the Borrowers, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                          8.16. Employee Benefit Plans.

8.16.1. In General. Except as disclosed on Schedule 8.16 or in the PBGC Agreement, each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by ss.412 of ERISA. The Borrowers have heretofore delivered to the Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan.

8.16.2. Terminability of Welfare Plans. Except as disclosed on Schedule 8.16 or in the PBGC Agreement, no Employee Benefit Plan, which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, provides retiree group health benefits, except as required by Title I, Part 6 of ERISA or applicable state insurance laws.

8.16.3. Guaranteed Pension Plans. Except as disclosed on Schedule 8.16 or in the PBGC Agreement, each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and none of the Borrowers nor any ERISA Affiliate are obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrowers or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. As of the Initial Closing Date, based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans by more than $60,000,000, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities. In the case of any Guaranteed Pension Plan covered by the PBGC Agreement, in the computation required by the preceding sentence the total unfunded liabilities (as defined in the PBGC Agreement), if any, of such Plan as of the most recent December 31 shall be employed instead of a computation of the Plan's unfunded benefit liabilities on the basis described in the preceding sentence.

8.16.4. Multiemployer Plans. None of the Borrowers nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. None of the Borrowers nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

                             8.17. Use of Proceeds.

8.17.1. General. The Borrowers will (a) use the proceeds of the Loans and (b) obtain Letters of Credit solely (i) to fund the purchase price of Permitted Acquisitions and related fees and expenses in connection therewith, (ii) to refinance of existing Indebtedness of the Borrowers to Bank of America, (iii) to fund future capital expenditures and/or
        (iv) for working capital and general corporate purposes.

8.17.2. Regulations U and X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

8.17.3. Ineligible Securities. No portion of the proceeds of any Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within thirty (30) days thereafter, any Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary.

        8.18. Environmental Compliance. The Borrowers have taken all reasonable steps to investigate the condition and usage of the Real Estate and the operations conducted thereon and, based upon such investigation, has determined that, except as disclosed on Schedule 8.18 hereto, and to the best of each Borrowers' knowledge:

              (a) none of the Borrowers, any of their Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any Applicable Law relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation could reasonably be likely to have Materially Adverse Effect;

              (b) except as would not be reasonably likely to have a Materially Adverse Effect, none of the Borrowers nor any of their Subsidiaries has received notice from any third party including any Governmental Authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a Governmental Authority or other third party has conducted or has ordered that any of the Borrowers or any of their Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

              (c) except as set forth on Schedule 8.18 attached hereto: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of any of the Borrowers or their Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment or on the business of the Borrowers and their Subsidiaries; (iv) there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of each Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

              (d) None of the Borrowers and their Subsidiaries, any Mortgaged Property or any of the other Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

        8.19. Subsidiaries, etc. All of the Subsidiaries of each of the Borrowers and their Subsidiaries are set forth on Schedule 8.19. Except as set forth on Schedule 8.19 hereto, neither the Borrowers nor any of their Subsidiary are engaged in any joint venture or partnership with any other Person.

        8.20. Bank Accounts. Schedule 8.20 sets forth the account numbers and location of all Local Accounts, Interim Concentration Accounts and other bank accounts of each of the Borrowers or any of their Subsidiaries.

        8.21. Year 2000 Problem. The Borrowers and their Subsidiaries have (i) reviewed the areas within their businesses and operations which could be adversely affected by failure to become "Year 2000 Compliant" (i.e. that computer applications, imbedded microchips and other systems used by the Borrowers or any of their Subsidiaries or any of its material vendors, will be able properly to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timetable to become Year 2000 Compliant on or before December 31, 1999, and (iii) committed adequate resources to support the Year 2000 plan of the Borrowers and their Subsidiaries. Based upon such review, each Borrower reasonably believes that such Borrower and its Subsidiaries will become "Year 2000 Compliant" in a timely manner except to the extent that failure to do so will not be reasonably likely to have a Materially Adverse Effect.

        8.22. Chief Executive Office. Set forth on Schedule 8.22 hereto is a complete and accurate list of the chief executive office or registered office, as applicable, of each of the Borrowers and each of their Subsidiaries, at which location such Person keeps its books and records.

        8.23. Insurance. Each of the Borrowers and each of their Subsidiaries maintains with financially sound and reputable insurers insurance with respect to its Properties and businesses against such casualties and contingencies as are in accordance with sound business practices for businesses engaged in similar activities in similar geographic areas, with the details of such coverage being more fully described on Schedule 8.23 hereto.

        8.24. Representations and Warranties in PBGC Documents. All representations and warranties set forth in the PBGC Documents are true and correct in all material respects at the time as of which such representations and warranties were made and on each of the Initial Closing Date and Term Loan Closing Date, as the case may be.

        8.25. Disclosure. None of this Credit Agreement or any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to the Borrowers or any of their Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. There is no fact known to any of the Borrowers or any of their Subsidiaries which could be reasonably expected to have a Materially Adverse Effect, exclusive of effects resulting from changes in general economic conditions, commodity prices, legal standards or regulatory conditions.

                   9. AFFIRMATIVE COVENANTS OF THE BORROWERS.

        Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

        9.1. Punctual Payment. Each Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Fees, and all other amounts provided for in this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

        9.2. Maintenance of Office. Each of the Borrowers will maintain its chief executive office at the location set forth in Schedule 8.22 hereto, or at such other place in the United States of America as such Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon such Borrower in respect of the Loan Documents to which such Borrower is a party may be given or made.

        9.3. Records and Accounts. The Borrowers will (i) keep, and cause each of their Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP, (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (iii) at all times engage Deloitte & Touche or other independent certified public accountants satisfactory to the Agent as the independent certified public accountants of the Borrowers and their Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrowers and their Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Agent.

        9.4. Financial Statements, Certificates and Information. The Borrowers will deliver to the Agent:

              (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of Century Aluminum, commencing with the fiscal year ended December 31, 1998, the consolidated and consolidating balance sheets of Century Aluminum and its Subsidiaries, and the related consolidated and consolidating statements of income and consolidated statements of retained earnings and cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with GAAP, and certified without qualification by Deloitte & Touche or by other independent certified public accountants satisfactory to the Co-Agents, together with (i) a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default arising as a result of the Borrowers' failure to comply with any of the covenants contained in ss.11, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default and (ii) copies of any management letters delivered to any of the Borrowers by such accountants in connection with such accountants' preparation of such consolidated and consolidating financial statements;

              (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters in each fiscal year of Century Aluminum, commencing with the fiscal quarter ending March 31, 1999, copies of the unaudited consolidated and consolidating balance sheets of Century Aluminum and its Subsidiaries as at the end of such quarter, and the related consolidated and consolidating statements of income and consolidated statements of retained earnings and cash flow for such quarter and for the portion of Century Aluminum's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP, together with a certification by an Authorized Officer of Century Aluminum that the information contained in such financial statements fairly presents the financial position of Century Aluminum and its Subsidiaries on the date thereof (subject to year-end adjustments);

              (c) as soon as practicable, but in any event within thirty (30) days after the end of each month in each fiscal year of Century Aluminum, unaudited monthly consolidated financial statements of Century Aluminum and its Subsidiaries for such month and unaudited monthly consolidating financial statements of Century Aluminum and its Subsidiaries for such month, each prepared in accordance with GAAP, together with a certification by an Authorized Officer of Century Aluminum that the information contained in such financial statements fairly presents the financial condition of Century Aluminum and its Subsidiaries on the date thereof (subject to year-end adjustments);

                (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b), a statement certified by an Authorized Officer of Century Aluminum in substantially the form of Exhibit E hereto (a "Compliance Certificate"), setting forth in reasonable detail computations (i) of the Applicable Margins, (ii) the Minimum Reserve Amount, and (iii) evidencing compliance with the covenants contained in ss.11 and (if applicable) reconciliations to reflect changes in GAAP since the Balance Sheet Date;

                (e) promptly after the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of Century Aluminum;

                (f) within (A) fifteen (15) days after the end of each calendar month or at such earlier time as the Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as at the end of such calendar month or other date so requested by the Agent and (B) three (3) Business Days after the end of each calendar week, a report of the sales and collections of each of the Borrowers for the immediately preceding calendar week;

                (g) within fifteen (15) days after the end of each calendar month, an Accounts Receivable aging report;

                (h) not later than thirty (30) days following the beginning of each fiscal year, beginning with the fiscal year commencing on January 1, 2000, operating budgets and forecasts by division of the Borrowers and their Subsidiaries with respect to such fiscal year, prepared (x) on a consolidated basis and (y) on a quarterly basis, in form satisfactory to the Co-Agents; and

                (i) from time to time such other financial data and information (including accountants, management letters) as the Agent may reasonably request.

                                  9.5. Notices.

9.5.1. Defaults. The Borrowers will promptly notify the Agent in writing of the occurrence of any (a) Default or Event of Default or (b) default or event of default under any PBGC Document. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement, any PBGC Document, or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrowers or any of their Subsidiaries are a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrowers shall forthwith give written notice thereof to the Agent, describing the notice or action and the nature of the claimed default.

9.5.2. Environmental Events. The Borrowers will promptly give notice to the Agent (i) of any material violation of any Environmental Law that any of the Borrowers or any of their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any Governmental Authority and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any Governmental Authority, that is reasonably likely to have a Materially Adverse Effect.

9.5.3. Notification of Claim against Collateral. The Borrowers will, promptly upon becoming aware thereof, notify the Agent in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims) to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject and which are reasonably likely to have a Materially Adverse Effect.

9.5.4. Notices of Litigation and Judgments. The Borrowers will, and will cause each of their Subsidiaries to, give notice to the Agent in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting any of the Borrowers or any of their Subsidiaries or to which any of the Borrowers or any of their Subsidiaries is or becomes a party involving an uninsured claim against any of the Borrowers or any of their Subsidiaries that could reasonably be expected to have a Materially Adverse Effect and stating the nature and status of such litigation or proceedings. Each of the Borrowers will, and will cause each of their Subsidiaries to, give notice to the Agent, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against any of the Borrowers or any of their Subsidiaries in an amount in excess of $1,000,000.

        9.6. Corporate Existence; Maintenance of Properties. The Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect their corporate existence, rights and franchises and those of their Subsidiaries and will not, and will not cause or permit any of their Subsidiaries to, convert to a limited liability company or a limited liability partnership. They (i) will cause all of their properties and those of their Subsidiaries used or useful in the conduct of their business or the business of their Subsidiaries to be maintained and kept in good operating condition, ordinary wear and tear excepted, and (ii) will, and will cause each of their Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this ss.9.6 shall prevent the Borrowers from discontinuing the operation and maintenance of any of their properties or any of those of their Subsidiaries if such discontinuance is, in the judgment of the Borrowers, desirable in the conduct of its or their business and that do not have a Materially Adverse Effect.

        9.7. Insurance. Century Aluminum will maintain with financially sound and reputable insurers insurance with respect to the Borrowers' and their Subsidiaries' properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreements. Century Aluminum will maintain insurance on the Mortgaged Properties in accordance with the terms of the Mortgages.

        9.8. Taxes. Each of the Borrowers will, and will cause each of their Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien upon any of its Property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto.

                  9.9. Inspection of Properties and Books, etc.

9.9.1. General. Each Borrower shall permit the Lenders, through the Agent or any of the Lenders' other designated representatives, to visit and inspect any of the properties of the Borrowers or any of their Subsidiaries, to examine the books of account of the Borrowers and their Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrowers and their Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Lender may reasonably request.

9.9.2. Collateral Reports. No more frequently than three (3) times during each calendar year, or more frequently as determined by the Agent if an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Borrowers will obtain and deliver to the Agent, or, if the Agent so elects, will cooperate with the Agent in the Agent's obtaining, a report of an independent collateral auditor satisfactory to the Co-Agents (which may be affiliated with one of the Lenders) with respect to the Accounts Receivable and inventory components included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Accounts Receivable (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Borrowers or their applicable Subsidiaries) and inventory (including verification as to the value, location and respective types). All such collateral value reports shall be conducted and made at the expense of the Borrowers.

9.9.3. Environmental Assessments. Following the occurrence of an Event of Default, the Agent may, in its discretion for the purpose of assessing and ensuring the value of any Mortgaged Property, obtain one or more environmental assessments or audits of such Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (i) whether any Hazardous Materials are present in the soil or water at such Mortgaged Property and (ii) whether the use and operation of such Mortgaged Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. All such environmental assessments shall be conducted and made at the expense of the Borrowers.

        9.10. Compliance with Laws, Contracts, Licenses, and Permits. Except where non-compliance would not be reasonably likely to have a Materially Adverse Effect, each of the Borrowers will, and will cause each of their Subsidiaries to, comply with (i) the Applicable Laws wherever their business is conducted, including all Environmental Laws, (ii) the provisions of its Governing Documents, (iii) all their Contractual Obligations and (iv) all applicable decrees, orders, and judgments. The Borrowers will, or (as the case may be) will cause their Subsidiaries to, immediately take or cause to be taken all reasonable steps within the power of the Borrowers or any such Subsidiary to obtain any Approval at any time required to be obtained and furnish the Agent and the Lenders with evidence thereof.

        9.11. Employee Benefit Plans. Each of the Borrowers will (i) promptly upon filing the same with the Department of Labor or Internal Revenue Service upon request of the Agent, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or
in respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of ERISA.

        9.12. Use of Proceeds. The Borrowers will use the proceeds of their Loans and will obtain Letters of Credit solely for the purposes set forth in ss.8.17.

        9.13. Additional Mortgaged Property. If, after the Initial Closing Date, the Borrowers or any of their Subsidiaries acquires any Material Real Estate used as a manufacturing or warehouse facility, the Borrowers shall, or shall cause such Subsidiary to, forthwith deliver to the Agent a fully executed mortgage or deed of trust over such Material Real Estate, in form and substance satisfactory to the Agent, together with title insurance policies, surveys, evidences of insurances with the Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such Material Real Estate as was required for Real Estate of the Borrowers or such Subsidiary as of the Term Loan Closing Date. The Borrowers further agree that, following the taking of such actions with respect to such Material Real Estate, the Agent shall have for the benefit of the Lenders and the Agent a valid and enforceable first priority mortgage or deed of trust over such Material Real Estate, free and clear of all defects and encumbrances except for Permitted Liens.

                              9.14. Bank Accounts.

9.14.1. General. On or prior to the Initial Closing Date, Century Aluminum will, and will cause each of its Subsidiaries to, (i) establish a depository account (the "BKB Concentration Account") under the control of the Agent for the benefit of the Lenders and the Agent, in the name of Century Aluminum, (ii) instruct all account debtors and other obligors, pursuant to notices of assignment and instruction letters in form and substance satisfactory to the Agent, to remit all cash proceeds of Accounts Receivable to (x) local depository accounts ("Local Accounts") or concentration depository accounts ("Interim Concentration Accounts") with financial institutions which have entered into agency account agreements and, if applicable, lock box agreements (collectively, "Agency Account Agreements") in form and substance satisfactory to the Agent, or (y) the BKB Concentration Account, (iii) direct all depository institutions with Local Accounts to cause all funds held in each such Local Account to be transferred no less frequently than once each day to, and only to, an Interim Concentration Account or the BKB Concentration Account, (iv) direct all depository institutions with Interim Concentration Accounts to cause all funds of the Borrowers and their Subsidiaries held in such Interim Concentration Accounts to be transferred daily to, and only to, the BKB Concentration Account, and
        (v) at all times ensure that immediately upon any of the Borrowers' or any of their Subsidiaries' receipt of any funds constituting cash proceeds of any Collateral, all such amounts shall have been deposited in a Local Account, an Interim Concentration Account or the BKB Concentration Account.

9.14.2. Acknowledgment of Application. The Borrowers hereby agrees that all amounts received by the Agent in the BKB Concentration Account will be under the sole and exclusive dominion and control of the Agent, for the accounts of the Lenders and the Agent, to be applied in accordance ss.2.11 or ss.2.12 as applicable or as otherwise permitted by this Credit Agreement.

        9.15. Ownership of Subsidiaries. Except as otherwise permitted by ss.10.5 hereof, Century Aluminum shall maintain legal and beneficial ownership of one hundred percent (100%) of the equity interests of each of the other Borrowers and the Borrowers shall maintain legal and beneficial ownership of one hundred percent (100%) (other than qualifying shares required to be held by directors pursuant to Applicable Law) of the equity interests of each of the other Guarantors; provided, that the Borrowers shall be permitted to dissolve RISC or Vialco with the consent of the Agent.

        9.16. Collateral for Loans. Each of the Borrowers and their Subsidiaries shall:

        (a) From and after the Term Loan Closing Date, pledge and maintain the pledge of all of the capital stock or membership interests of each of its direct Subsidiaries in favor of the Agent, for the benefit of the Agent and the Lenders, in accordance with the provisions of the Stock Pledge Agreement or any other instrument evidencing a pledge of stock or membership interest entered into by any of the Borrowers or any of its Subsidiaries.

        (b) From time to time, at its own cost and expense, promptly secure or cause to be secured the Obligations by creating or causing to be created in favor of the Agent for the benefit of the Lenders perfected security interests (subject only to Permitted Liens) with respect to (a) prior to the Term Loan Closing Date, all Revolving Credit Collateral of the Borrowers or any of their Subsidiaries now owned, or hereafter acquired and (b) following the Term Loan Closing Date, all Revolving Credit Collateral plus all equipment, copyrights, patents, trademarks, other general intangibles, Material Real Estate and other assets of the Borrowers or any of their Subsidiaries, now owned, or hereafter acquired. All such security interests in such Property will be created under Security Instruments in form and substance satisfactory to the Agent, and the Borrowers and their Subsidiaries shall deliver to the Agent all such Security Instruments (including, without limitation, legal opinions, title insurance policies and lien searches) as the Agent or the Majority Lenders shall reasonably request to evidence the satisfaction of the obligations created by this ss.9.16. The Borrowers agree to provide such evidence as the Agent or the Majority

Lenders shall request as to the perfection and priority of such security interests in and charges over such Property (subject only to Permitted Liens).

        9.17. Permitted Acquisitions. (a) In the case of any personal property or fixtures acquired by any of the Borrowers or any of their Subsidiaries in connection with a Permitted Acquisition (i) pledge such personal property or fixtures (to the maximum extent permitted by Applicable Law) to the Agent as security for the payment in full of all the Obligations, pursuant to documentation satisfactory to the Agent, and (ii) perform any filings, recordings or other actions necessary in the reasonable judgment of the Agent to create in favor of the Agent a perfected first- priority security interest in all such personal property or fixtures (subject only to Restricted Permitted Liens).

        (b) Deliver to the Agent within ten (10) days after the date of any Permitted Acquisition, true, complete, and correct copies of each instrument of transfer, officer's certificate, legal opinion and other material instrument or agreement executed and delivered by the applicable seller and/or the applicable Borrower or Subsidiary of a Borrower in connection with such Permitted Acquisition.

        9.18. Interest Rate Protection Arrangements. The Borrowers shall at all times, from and after five (5) days following the Term Loan Closing Date, maintain interest rate protection arrangement satisfactory to the Co-Agents and the Borrowers, the Derivative Obligations of which shall cover at least the principal amount of the Term Loan and which shall have a term reasonably acceptable to the Co-Agents.

        9.19. UCC Searches. The Borrowers will duly and punctually pay for the cost of the Agent's obtaining, on or prior to the sixtieth (60th) day following each of the Initial Closing Date and the Term Loan Closing Date, copies of Request for Information or Copies (UCC-11), or equivalent reports for the purpose of the Agent verifying that all financing statements necessary or, in the opinion of the Agent desirable, to perfect the security interests purported to be created by the Security Documents, or the Replacement Security Documents, as the case may be, shall have been properly recorded and filed.

        9.20. Environmental Reports, etc.. Within fifteen (15) days of the Borrowers' receipt thereof, the Borrowers will deliver to the Co-Agents copies of all environmental assessment reports, any material plans of the Borrowers for remediation and all other material environmental communications with environmental regulatory agencies.

        9.21. Further Assurances. Each of the Borrowers will, and will cause each of their Subsidiaries to, cooperate with the Lenders and the Agent and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

                 10. CERTAIN NEGATIVE COVENANTS OF THE BORROWER.

        Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Bank has any obligations to issue, extend or renew any Letters of Credit:

        10.1. Restrictions on Indebtedness. The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                (a) Indebtedness to the Lenders, the Issuing Bank and the Agent arising under any of the Loan Documents;

                (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                (c) Subordinated Debt; provided that the aggregate principal amount of such Indebtedness of the Borrowers and their Subsidiaries shall not exceed the aggregate amount of $3,000,000 at any one time;

                (d) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by a Borrower or a Guarantor or under any Capitalized Lease, provided that the aggregate principal amount of such Indebtedness of the Borrowers and the Guarantors shall not exceed the aggregate amount of $5,000,000 at any one time;

                (e) Derivative Obligations to the extent permitted by ss.10.15;

                (f) Indebtedness existing on the date hereof and listed and described on Schedule 10.1 hereto;

                (g) Indebtedness of a Borrower to another Borrower existing on the date hereof;

                (h) PBGC Debt;

                (i) commissions and other transfers payable by Century WV to RISC in accordance with applicable Code regulations to satisfy RISC's federal income tax liabilities and to pay for reasonable accounting and corporate maintenance expenses; and

                (j) other Indebtedness; provided that the aggregate principal amount of such Indebtedness of the Borrowers and the Guarantors shall not exceed the aggregate amount of $1,000,000 at any one time.

        10.2. Restrictions on Liens. The Borrowers will not, and will not permit any of their Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any Lien upon any of its Property whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such Property or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; (v) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (vii) of the definition of the term "Indebtedness," with or without recourse; or (vi) enter into or permit to exist any arrangement or agreement, enforceable under Applicable Law, which directly or indirectly prohibits the Borrowers or any of their Subsidiaries from creating or incurring any Lien other than in favor of the Agent for the benefit of the Lenders and the Agent under the Loan Documents and other than customary anti-assignment provisions in leases and licensing agreements entered into by a Borrower or a Guarantor in the ordinary course of its business, provided that the Borrowers or any Guarantor may create or incur or suffer to be created or incurred or to exist:

                (a) Liens in favor of a Borrower on all or part of the assets of Subsidiaries of such Borrower securing Indebtedness owing by Subsidiaries of such Borrower to such Borrower;

                (b) Liens to secure taxes, assessments and other government charges in respect of obligations not overdue or Liens on properties other than Mortgaged Properties to secure claims for labor, material or supplies in respect of obligations not overdue;

                (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations or similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or Environmental Laws) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                (d) Liens on properties other than Mortgaged Properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Borrower or such Guarantor shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                (e) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens on properties other than Mortgaged Properties, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue or which are being contested by appropriate proceedings diligently pursued;

                (f) encumbrances on Real Estate other than the Mortgaged Property consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which a Borrower or Guarantor is a party, and other minor Liens or encumbrances none of which in the opinion of the Borrowers interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrowers and the Guarantors, which defects do not individually or in the aggregate have a Materially Adverse Effect;

                (g) Liens existing on the date hereof and listed on Schedule
        10.2 hereto;

                (h) purchase money security interests in or purchase money mortgages on real or personal property other than Mortgaged Properties acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by ss.10.1(d), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

                (i) Liens and encumbrances on each Mortgaged Property as and to the extent permitted by the Mortgage applicable thereto, which shall include Liens of the type listed in clauses (b), (e) and (f) of this ss.10.2;

                (j) Liens in favor of the Agent for the benefit of the Lenders and the Agent under the Loan Documents; and

                (k) Liens and encumbrances in favor of the PBGC, or the Agent for the benefit of the PBGC, under the PBGC Documents and, following the Term Loan Closing Date, the Loan Documents.

        10.3. Restrictions on Investments. None of the Borrowers will, and will not permit any of their Subsidiaries to, make or permit to exist or to remain outstanding any Investment except that the Borrowers and the Guarantors may make Investments in:

                (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

                (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

                (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Service, Inc., and not less than "A 1" if rated by Standard and Poor's Rating Group;

                (d) Investments existing on the date hereof and listed on
        Schedule 10.3 hereto;

                (e) Investments with respect to Indebtedness permitted by ss.10.1(g) so long as such entities remain Borrowers;

                (f) Investments consisting of the Guarantees or Investments by a Borrower in another Borrower existing on the Initial Closing Date;

                (g) Investments constituting Permitted Acquisitions;

                (h) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by ss.10.5.2;

                (i) loans or advances made by any Borrower or any Guarantor to any other Borrower or Guarantor;

                (j) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $1,000,000 in the aggregate at any time outstanding;

                (k) Derivative Obligations;

                (l) equipment or real property to be used in the business of such Borrower so long as the acquisition costs of such equipment or real property constitute Capital Expenditures permitted hereunder;

                (m) goods held for sale or lease or to be used by such Borrower in the ordinary course of business;

                (n) current assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of such Borrower; and

                (m) Investments by the Borrowers consisting of the capitalization of, and intercompany loans in, not more than one (1) future European Subsidiary not to exceed $100,000 in the aggregate at any time outstanding;

provided, however, that, with the exception of demand deposits referred to in ss.10.3(b) and loans and advances referred to in ss.10.3(j), such Investments will be considered Investments permitted by this ss.10.3 only if all actions have been taken to the satisfaction of the Agent to provide to the Agent, for the benefit of the Lenders and the Agent, a first priority perfected security interest in all of such Investments free of all encumbrances other than Permitted Liens.

        10.4. Distributions. The Borrowers will not make any Distributions; provided, however, that so long as no Default or Event of Default has occurred and is continuing, or would result therefrom, (a) Subsidiaries of the Borrowers (including any Borrower) may make Distributions in the form of cash dividends to a Borrower or any other Subsidiary of a Borrower and (b) in addition to the Distributions permitted in the foregoing clause (a), Century Aluminum may make Distributions so long as the amount of all such Distributions does not exceed $5,000,000 in the aggregate for any fiscal year.

             10.5. Merger, Consolidation and Disposition of Assets.

10.5.1. Mergers and Acquisitions. The Borrowers will not, and will not permit any of their Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except for (a) the merger or consolidation of one or more of the Subsidiaries of a Borrower with and into a Borrower, (b) the merger or consolidation of two or more Subsidiaries of any of the Borrowers so long as the surviving entity is a Borrower or a Guarantor or (c) a Permitted Acquisition.

10.5.2. Disposition of Assets. The Borrowers will not, and will not permit any of their Subsidiaries to, become a party to or agree to or effect any disposition of material assets, other than the sale of inventory, the licensing of intellectual property and the disposition of obsolete assets, in each case in the ordinary course of business consistent with past practices.

        10.6. Sale and Leaseback. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into any arrangement, directly or indirectly, whereby any Borrower or any Subsidiary of any Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that such Borrower or such Subsidiary of a Borrower intends to use for substantially the same purpose as the property being sold or transferred.

        10.7. Compliance with Environmental Laws. The Borrowers will not, and will not permit any of their Subsidiaries to, (i) except to the extent required in the day-to-day conduct of their business, use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (ii) except to the extent required in the day-to-day conduct of their business, generate any Hazardous Substances on any of the Real Estate or own or operate any underground tank or other underground storage receptacle for any Hazardous Substances in any manner that would materially violate any Environmental Law or bring such Real Estate into material violation of any Environmental Law, or (iii) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law, except any such use or violation as would not be reasonably likely to have a Materially Adverse Effect.

        10.8. Subordinated Debt; PBGC Debt. The Borrowers will not, and will not permit any of their Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Debt or the PBGC Debt or prepay, redeem or repurchase any of the Subordinated Debt.

        10.9. Employee Benefit Plans. None of the Borrowers nor any ERISA Affiliate will,

                (a) engage in any "prohibited transaction" within the meaning of ss.406 of ERISA or ss.4975 of the Code which could result in a material liability for any of the Borrowers or any of their Subsidiaries; or

                (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived; or

                (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a Lien on the assets of any of the Borrowers or any of their Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

                (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code; or

                (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans by more than $100,000,000, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities. In the case of any Guaranteed Pension Plan covered by the PBGC Agreement, in the computation required by the preceding sentence the total unfunded liabilities (as defined in the PBGC Agreement), if any, of such Plan as of the most recent December 31 shall be employed instead of a computation of the Plan's unfunded benefit liabilities on the basis described in the preceding sentence.

        10.10. Business Activities. The Borrowers will not, and will not permit any of their Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Initial Closing Date and in related businesses.

        10.11. Fiscal Year. The Borrowers will not, and will not permit any of their Subsidiaries to, change the date of the end of their fiscal year from that set forth in ss.8.4.1.

        10.12. Transactions with Affiliates. The Borrowers will not, and will not permit any of their Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of any of the Borrowers, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

        10.13. Bank Accounts. The Borrowers will not, and will not permit any of their Subsidiaries to, (i) establish any bank accounts other than those Local Accounts, Interim Concentration Accounts and other accounts, all listed on
Schedule 8.20, without the Agent's prior written consent, (ii) violate in any material respect directly or indirectly any Agency Account Agreement or other bank agency or lock box agreement in favor of the Agent for the benefit of the Lenders and the Agent with respect to such account, or (iii) deposit into any of the payroll accounts listed on Schedule 8.20 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts.

        10.14. Limitations on Operation of Subsidiaries. The Borrowers will not permit any Subsidiary which is not a Borrower or a Guarantor to (a) engage in any business or operations of any kind, (b) have any Indebtedness owing to any Borrower or any Guarantor, or (c) hold assets of more than $100,000 in the aggregate, at any time unless such Subsidiary becomes a Borrower or a Guarantor pursuant to the provisions of this Credit Agreement and the other Loan Documents.

        10.15. Derivative Obligations. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into any Derivative Obligation except for (a) Derivative Obligations with any of the Lenders under interest rate protection agreements or foreign exchange agreements or (b) Derivative Obligations entered into for bona fide hedging purposes, and not for speculative purposes.

                    11. FINANCIAL COVENANTS OF THE BORROWER.

        Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

        11.1. Fixed Charge Coverage Ratio. The Borrowers will not permit, for the fiscal quarter ended December 31, 2000, and as of the end of each fiscal quarter thereafter, the Fixed Charge Coverage Ratio for the four (4) fiscal quarters then ended to be less than 1.00 to 1.00.

        11.2. Capital Expenditures. The Borrowers will not permit the aggregate amount of Capital Expenditures of the Borrowers and their Subsidiaries to exceed
(a) during the 1999 fiscal year, the sum of (i) $30,000,000 plus (ii) sixty percent (60%) of Consolidated EBIT for the most recent six (6) months then ended in excess of $10,000,000, and (b) during each fiscal year thereafter, the lesser of (i)

$50,000,000 or (ii) the sum of (x) $25,000,000 plus (y) sixty percent (60%) of
Consolidated EBIT for the most recent six (6) months then ended in excess of $10,000,000.

        11.3. Consolidated Net Worth. The Borrowers will not permit Consolidated Net Worth at any time to be less than the sum of (i) eighty-five percent (85%) of Consolidated Net Worth on the Initial Closing Date plus (ii) on a cumulative basis fifty percent (50%) of positive Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ended June 30, 1999, plus (iii) 100% of the proceeds of any sale by any of the Borrowers of (A) equity securities issued by any of the Borrowers, or (B) warrants or subscription rights for equity securities issued by any of the Borrowers.

                    12. REVOLVING CREDIT CLOSING CONDITIONS.

        The obligations of the Lenders to make the initial Revolving Credit Loans and of the Issuing Bank to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to the Initial Closing Date:

                      12.1. Proceedings and Loan Documents.

12.1.1. Proceedings. All actions required of the Borrowers in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Co-Agents and the Agent's Special Counsel, and the Lenders, the Co-Agents and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Co-Agents may reasonably request.

12.1.2. Loan Documents. Each of the Loan Documents (other than the PBGC Intercreditor Agreement, the Replacement Security Documents and any interest rate protection agreement) shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document.

12.1.3. PBGC Documents. Each of the Lenders shall have received from the Borrowers a copy, certified by an Authorized Officer of Century Aluminum to be true and complete on the Initial Closing Date, of each of the PBGC Documents executed and in full force and effect as of the Initial Closing Date, and which shall be in form and substance satisfactory to each of the Lenders.

        12.2. Certified Copies of Charter Documents. Each of the Lenders shall have received from each of the Borrowers and each of their Subsidiaries a copy, certified by an Authorized Officer of such Person to be true and complete on the Initial Closing Date, of each of (i) its charter or other incorporation documents as in effect on such date of certification, and (ii) its by-laws as in effect on such date.

        12.3. Corporate Action. All corporate action necessary for the valid execution, delivery and performance by each of the Borrowers and each of their Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

        12.4. Incumbency Certificate. Each of the Lenders shall have received from each of the Borrowers and each of their Subsidiaries an incumbency certificate, dated as of the Initial Closing Date, signed by an Authorized Officer of such Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each of such Borrower or such Subsidiary, each of the Loan Documents and PBGC Documents to which such Borrower or such Subsidiary is or is to become a party; (ii) in the case of the Borrowers, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

        12.5. Validity of Liens. The Security Documents shall be effective to create in favor of the Agent a legal, valid and enforceable first priority (except for Permitted Liens entitled to priority under Applicable Law) security interest in and Lien upon the Collateral. The Agent shall have received all documents and instruments necessary for the filings and recordings and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

        12.6. Perfection Certificates and UCC Search Results. The Agent shall have received from each of the Borrowers and their Subsidiaries a completed and fully executed Perfection Certificate and the Agent shall have received the results of UCC searches with respect to the Collateral, indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

        12.7. Certificates of Insurance. The Agent shall have received a certificate of insurance from an independent insurance broker dated as of the Initial Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements.

        12.8. Agency Account Agreements. The Borrowers shall have established the BKB Concentration Account, and the Agent shall have received an Agency Account Agreement executed by each depository institution with a Local Account or an Interim Concentration Account.

        12.9. Borrowing Base Report and Borrowing Availability. The Agent shall have received from the Borrowers the initial Borrowing Base Report dated as of the Initial Closing Date, using financial information as of February 28, 1999 and such Borrowing Base Report shall evidence that, after giving effect to all transactions to occur on the Initial Closing Date, the Borrowers shall have Borrowing Availability, under ss.2.1 of the Credit Agreement on the Initial Closing Date, of not less than $25,000,000.

        12.10. Accounts Receivable Aging Report, Etc.. The Agent shall have received from the Borrowers the most recent Accounts Receivable aging report of the Borrowers and their Subsidiaries dated as of a date which shall be no more than fifteen (15) days prior to the Initial Closing Date and the Borrowers shall have notified the Agent in writing on the Initial Closing Date of any material deviation from the Accounts Receivable values reflected in such Accounts Receivable aging report and shall have provided the Agent with such supplementary documentation as the Agent may reasonably request.

        12.11. Solvency Certificate. Each of the Lenders shall have received an officer's certificate of Century Aluminum dated as of the Initial Closing Date as to the solvency of the Borrowers and their Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Lenders.

        12.12. Litigation. As of the Initial Closing Date, there shall be no actions, suits, proceedings or investigations of any kind pending or, to the best of any of the Borrowers' knowledge, threatened against any of the Borrowers or any of their Subsidiaries before any Governmental Authority, that (a) if adversely determined, would, either in any case or in the aggregate, (i) be reasonably likely to have a Materially Adverse Effect or (ii) result in any substantial liability not adequately covered by insurance, or (b) question the validity or enforceability of any of the Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

        12.13. Material Adverse Effect. Since the Balance Sheet Date there shall have occurred no Materially Adverse Effect.

        12.14. Opinion of Counsel. Each of the Lenders and the Co-Agents shall have received a favorable legal opinion addressed to the Lenders and the Co-Agents, dated as of the Initial Closing Date, in form and substance satisfactory to the Lenders and the Co-Agents, from Curtis, Mallet-Prevost, Colt & Mosle, counsel to the Borrowers and their Subsidiaries.

        12.15. Payment of Fees. The Borrowers shall have paid to the Lenders or the Agent, as appropriate, any Fees due pursuant to ss.ss.5.6, 6.1 and 6.2.

        12.16. Financial Statements and Projections. The Agent shall have received copies of the financial statements and projections described in ss.8.4.

        12.17. Payoff Letter. The Agent shall have received a payoff letter from Bank of America, indicating the amount of the loan obligations of the Borrowers to Bank of America to be discharged on the Initial Closing Date and an acknowledgment by Bank of America that upon receipt of such funds it will forthwith execute and deliver to the Agent for filing all termination statements and take such other actions as may be necessary to discharge all mortgages, deeds of trust and security interests granted by the Borrowers or any of their Subsidiaries in favor of Bank of America.

        12.18. Disbursement Instructions. The Agent shall have received disbursement instructions from the Borrowers, indicating that a portion of the proceeds of the Revolving Credit Loan, in an amount equal to the aggregate loan obligations of the Borrowers to Bank of America, are paid to Bank of America.

                        13. TERM LOAN CLOSING CONDITIONS.

        The obligations of the Lenders to make the Term Loan shall be subject to the satisfaction of the following conditions precedent on or prior to the Term Loan Closing Date:

                           13.1. Loan Documents etc.

13.1.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document.

13.1.2. PBGC Documents. Each of the PBGC Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document.

        13.2. Certified Copies of Charter Documents. Each of the Lenders shall have received from each of the Borrowers and each of their Subsidiaries (a) a copy, certified by a Authorized Officer of such Person to be true and complete on the Term Loan Closing Date, of each of (i) its charter or other incorporation documents as in effect on such date of certification, and (ii) its by-laws as in effect on such date or (b) a certificate of an Authorized Officer of such Person, dated as of the Term Loan Closing Date, certifying that no amendments to its charter or other incorporation documents and its by-laws has occurred since such documents were last certified to the Lenders. Such certified copies shall be in form and substance satisfactory to the Agent.

        13.3. Corporate Action. All corporate action necessary for the valid execution, delivery and performance by each of the Borrowers and each of their Subsidiaries of the Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

        13.4. Incumbency Certificate. Each of the Lenders shall have received from each of the Borrowers and each of their Subsidiaries an incumbency certificate, dated as of the Term Loan Closing Date, signed by an Authorized Officer of such Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each of such Borrower or such Subsidiary, each of the Loan Documents and PBGC Documents to which such Borrower or such Subsidiary is or is to become a party; (ii) in the case of the Borrowers, to make Loan Requests and Conversion Requests; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

        13.5. Validity of Liens. The Replacement Security Documents shall be effective to create in favor of the Agent a legal, valid and enforceable first priority (except for Permitted Liens entitled to priority under Applicable Law) security interest in and Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

        13.6. Perfection Certificates and UCC Search Results. The Agent shall have received from each of the Borrowers and their Subsidiaries a completed and fully executed Perfection Certificate and the Agent shall have received the results of UCC searches with respect to the Collateral, indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

        13.7. Survey and Taxes. The Agent shall have received (i) a Survey of the Mortgaged Property located in Vernon, California, together with a Surveyor Certificate relating thereto and (ii) evidence of payment of real estate taxes and municipal charges on all Real Estate not delinquent on or before the Term Loan Closing Date.

        13.8. Title Insurance. The Agent shall have received a Title Policy covering each Mortgaged Property (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company) together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company and in amounts satisfactory to the Agent, insuring the interest of the Agent and each of the Lenders as mortgagee under the Mortgages.

        13.9. Solvency Certificate. Each of the Lenders shall have received an officer's certificate of Century Aluminum dated as of the Term Loan Closing Date as to the solvency of the Borrowers and their Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Lenders.

        13.10. Opinion of Counsel. Each of the Lenders and the Co-Agents shall have received a favorable legal opinion addressed to the Lenders and the Co-Agents, dated as of the Term Loan Closing Date, in form and substance satisfactory to the Lenders and the Co-Agents, from:

                (a) Curtis, Mallet-Prevost, Colt & Mosle, counsel to the Borrowers and their Subsidiaries; and

                (b) local counsel to the Borrower and its Subsidiaries as applicable.

        13.11. Valuation. The Agent's shall have received a valuation of the Real Estate, machinery and equipment located in Ravenswood, West Virginia, conducted by Norman Levy and Associates, and in form and substance satisfactory to the Co-Agents; provided, that with respect to such valuation, the Borrowers shall not be required to pay more than $100,000 of the cost thereof.

                        14. CONDITIONS TO ALL BORROWINGS.

        The obligations of the Lenders to make any Loan, including the Revolving Credit Loan and the Term Loan, and of the Issuing Bank to issue, extend or renew any Letter of Credit, in each case whether on or after the Initial Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

        14.1. Representations True; No Event of Default. Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

        14.2. Borrowing Base Report. The Agent shall have received the most recent Borrowing Base Report required to be delivered to the Agent in accordance with ss.9.4(f) and, if requested by the Agent, a Borrowing Base Report dated within five (5) days of the Drawdown Date of such Loan or of the date of issuance, extension or renewal of such Letter of Credit.

        14.3. Permitted Acquisitions. Prior to the making of each Loan, the proceeds of which are to be used to fund an Acquisition, all conditions precedent for such Acquisition to be a Permitted Acquisition set forth in the definition thereof shall have been satisfied or waived and an Authorized Officer of the applicable Borrower shall have delivered to the Agent an officer's certificate certifying that such conditions have been met.

                    15. EVENTS OF DEFAULT; ACCELERATION; ETC.

        15.1. Events of Default and Acceleration. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

                (a) any of the Borrowers shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                (b) any of the Borrowers or any of their Subsidiaries shall fail to pay any interest on the Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                (c) any of the Borrowers shall fail to comply with any of its covenants contained in ss.ss.9.1, 9.2, 9.4 (except for 9.4(f)(B) and (g)), 9.5 through 9.10, 9.12, 9.14, 9.15, 9.16(a) and (b), 9.17, 10.1 through 10.6, 10.8, 10.10 through 10.15 or 11;

                (d) any of (i) the Borrowers shall fail to comply with its covenants contained in ss.ss.9.4(f)(B) and 9.4(g) for two (2) days after written or telephonic notice of such failure has been given to the Borrowers by the Agent or (ii) the Borrowers or any of their Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss.15.1) for thirty (30) days after written notice of such failure has been given to the Borrowers by the Agent;

                (e) any representation or warranty of any of the Borrowers or any of their Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

                (f) any of the Borrowers or any of their Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

                (g) any of the Borrowers or any of their Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any of the Borrowers or any of their Subsidiaries or of any substantial part of the assets of any of the Borrowers or any of their Subsidiaries or shall commence any case or other proceeding relating to any of the Borrowers or any of their Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any of the Borrowers or any of their Subsidiaries and any of the Borrowers or any of their Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

                (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any of the Borrowers or any of their Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of the Borrowers or any Subsidiary of any Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than forty (40) days, whether or not consecutive, any final judgment (not adequately covered by insurance with respect to which the relevant insurance company has acknowledged coverage or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrowers) against any of the Borrowers or any of their Subsidiaries that, with other outstanding final judgments, undischarged, against any of the Borrowers or any of their Subsidiaries exceeds in the aggregate $3,000,000;

                (j) the holders of all or any part of the Subordinated Debt or PBGC Debt shall accelerate the maturity of all or any part of the Subordinated Debt or the PBGC Debt, respectively, the Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part or the Borrowers shall fail to make any required payments in respect of the PBGC Debt;

                (k) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Agent's security interests, mortgages or Liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents or the Replacement Security Documents, as the case may be, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders or other than due to an act or omission of the Agent or any Lender, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the Borrowers or any of their Subsidiaries party thereto or any of their respective stockholders, or any court or any other Governmental Authority of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                (l) any of the Borrowers or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $1,000,000, or any of the Borrowers or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $1,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of ss.302(f)(1) of ERISA), provided that the Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of any of the Borrowers or any of their Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a Lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

                (m) any of the Borrowers or any of their Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

                (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any of the Borrowers or any of their Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a Materially Adverse Effect;

                (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any of the Borrowers or any of their Subsidiaries if such loss, suspension, revocation or failure to renew would have a Materially Adverse Effect;

                (p) any person (other than Glencore) or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of fifty-one percent (51%) or more of the outstanding shares of common stock of Century Aluminum; or

                (q) Century Aluminum shall (subject to ss.9.5 hereof) at any time, directly or indirectly through one or more Subsidiaries, legally or beneficially own less than one hundred percent (100%) of the shares of the capital stock and other outstanding equity interests of each of the Borrowers (other than itself) and the other Guarantors;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Lenders shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; provided that in the event of any Event of Default specified in ss.ss.15.1(g), 15.1(h) or 15.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Lender.

        15.2. Termination of Commitments. If any one or more of the Events of Default specified in ss.15.1(g), ss.15.1(h) or ss.15.1(j) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrowers and the Issuing bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Agent may and, upon the request of the Majority Lenders, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrowers or any of their Subsidiaries of any of the Obligations.

        15.3. Remedies. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to ss.15.1, each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

        15.4. Distribution of Collateral Proceeds. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any the Security Documents or Replacement Security Documents, as the case may be, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application (x) so long as the PBGC Intercreditor Agreement is in effect, as provided in the PBGC Intercreditor Agreement, and (y) to the extent required or permitted by the PBGC Intercreditor Agreement or after the PBGC Intercreditor Agreement is no longer in effect, as follows:

                (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or Liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

                (b) Second, to all other Obligations (other than Derivative Obligations) in such order or preference as the Majority Lenders may determine; provided, however, that (i) distributions shall be made (A) pari passu among Obligations with respect to the Agent's Fee payable pursuant to ss.6.2 and all other Obligations (other than Derivative Obligations) and (B) with respect to each type of Obligation owing to the Lenders, such as interest, principal, Fees and expenses, among the Lenders pro rata, and (ii) the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

                (c) Third, to the Obligations which are Derivative Obligations pro rata among such Banks who are participants in such Derivative Obligations;

                (d) Fourth, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Agent of all of the Obligations, as required by the PBGC Intercreditor Agreement, to the extent then in effect, and thereafter, to the payment of any obligations required to be paid pursuant to ss.9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

                (e) Fifth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

                                   16. SETOFF.

        Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Lenders to the Borrowers and any securities or other property of the Borrowers in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrowers to such Lender. Each of the Lenders agrees with each other Lender that (i) if an amount to be set off is to be applied to Indebtedness of the Borrowers to such Lender, other than Indebtedness evidenced by the Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, and
(ii) if such Lender shall receive from any of the Borrowers, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Lender by proceedings against any of the Borrowers at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement

Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                 17. THE AGENT.

                              17.1. Authorization.

                (a) The Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

                (b) The relationship between the Agent and each of the Lenders is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Lenders.

                (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Lenders, as that term is defined in Article 1 of the UCC, for purposes of actions for the benefit of the Lenders and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Agent.

        17.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

        17.3. No Liability. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

                            17.4. No Representations.

17.4.1. General. The Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any of the Borrowers or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of any of the Borrowers or any of their Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by any of the Borrowers or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of any of the Borrowers or any of their Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

17.4.2. Closing Documentation, etc. For purposes of determining compliance with the conditions set forth in ss.12, 13 and 14, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Agent or the Arranger to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be to be consent to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Agent or the Arranger active upon the Borrowers' account shall have received notice from such Lender not less than five (5)days prior to the Initial Closing Date or Term Loan Closing Date, as the case may be, specifying such Lender's objection thereto and such objection shall not have been withdrawn by notice to the Agent or the Arranger to such effect on or prior to the applicable Closing Date.

                                 17.5. Payments.

17.5.1. Payments to Agent. A payment by any of the Borrowers to the Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

17.5.2. Distribution by Agent. If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

17.5.3. Delinquent Lenders. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of ss.16 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

        17.6. Holders of Notes. The Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

        17.7. Indemnity. The Lenders ratably agree hereby to indemnify and hold harmless the Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent or such affiliate has not been reimbursed by the Borrowers as required by ss.18), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

        17.8. Agent as Lender. In its individual capacity, BKB shall have the same obligations and the same rights, powers and privileges in respect to its Commitments and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

        17.9. Resignation. The Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to each of the Borrowers. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a financial institution having a rating of not less than "A" or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

        17.10. Notification of Defaults and Events of Default; Delivery of Information; Etc.

        (a) Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this ss.17.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

        (b) The Agent hereby agrees that upon receipt of any of the financial statements, certificates or information delivered to the Agent under ss.9.4 it shall promptly deliver copies thereof to the other Lenders.

        (c) The Agent hereby agrees that upon receipt of any notice under ss.9.5 it shall promptly notify the other Lenders of the content of such notice.

        17.11. Duties in the Case of Enforcement. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (i) so requested by the Majority Lenders and (ii) the Lenders have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents or Replacement Security Documents, as the case may be, authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Lenders may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                        18. EXPENSES AND INDEMNIFICATION.

        18.1. Expenses. The Borrowers agree to pay (i) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (ii) any taxes (including any interest and penalties in respect thereto) payable by any of the Co-Agents, the Issuing Bank or any of the Lenders (other than franchise taxes and taxes based upon any of the Co-Agent's, the Issuing Bank's or any Lender's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby agreeing to indemnify each of the Co-Agents, the Issuing Bank and each Lender with respect thereto), (iii) the reasonable fees, expenses and disbursements of the Agent's Special Counsel or any local counsel to the Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (iv) the fees, expenses and disbursements of the Agent or any of its affiliates incurred by the Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges, (v) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (vi) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or any of the Co-Agents, and reasonable consulting, accounting, appraisal, audit investment banking and similar professional fees and charges) incurred by any Lender or any of the Co-Agents in connection with (A) the enforcement of or preservation of rights under any of the Loan Documents against any of the Borrowers or any of their Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or any of the Co-Agents' relationship with any of the Borrowers or any of their Subsidiaries and (vii) all reasonable fees, expenses and disbursements of any Lender or the Agent incurred in connection with UCC searches, UCC filings or mortgage recordings.

        18.2. Indemnification. The Borrowers agree to indemnify and hold harmless the Arranger, the Issuing Bank, the Co-Agents, the Lenders and each of their Affiliates from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by the Borrowers or any of their Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (ii) the reversal or withdrawal of any provisional credits granted by the Agent upon the transfer of funds from lock box, bank agency or concentration accounts or in connection with the provisional honoring of checks or other items, (iii) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of any of the Borrowers or any of their Subsidiaries comprised in the Collateral, (iv) the Borrowers or any of their Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (v) with respect to any of the Borrowers and their Subsidiaries and their respective Properties, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Arranger, the Issuing Bank, the Lenders and the Co- Agents and their Affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers agree to pay promptly the reasonable fees and expenses of such counsel. Notwithstanding the foregoing, the Borrowers shall have no obligation hereunder to any Person indemnified hereunder with respect to liabilities arising solely from such indemnified Person's gross negligence or willful misconduct. If, and to the extent that the obligations of any of the Borrowers under this ss.18.2 are unenforceable for any reason, each of the Borrowers hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under Applicable Law.

        18.3. Survival. The covenants contained in this ss.18 shall survive payment or satisfaction in full of all other Obligations.

               19. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

        19.1. Sharing of Information with Section 20 Subsidiary. The Borrowers acknowledge that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrowers or one or more of their Subsidiaries, in connection with this Credit Agreement or otherwise, by a
Section 20 Subsidiary. Each Borrower, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20 Subsidiary to share with the Co-Agents and each Lender any information delivered to such Section 20 Subsidiary by such Borrower or any of its Subsidiaries, and (b) the Co- Agents and each Lender to share with such Section 20 Subsidiary any information delivered to such Agent or such Lender by such Borrower or any of its Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Lender to enter into this Credit Agreement; it being understood, in each case, that any such Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all of Obligations.

        19.2. Confidentiality. Each of the Lenders and the Co-Agents agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrowers or any of their Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders or any of the Co-Agents, provided that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this ss.19, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Lenders or the Co-Agents, (d) to bank examiners or any other regulatory authority having jurisdiction over any Lender or any of the Co-Agents, or to auditors or accountants, (e) to any of the Co-Agents, any of the Lenders or any Section 20 Subsidiary, (f) in connection with any litigation to which any one or more of the Lenders, the Co-Agents or any Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Lender as provided in ss.19.1 or (h) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of ss.21.6. Moreover, each of the Co-Agents, the Lenders and any
Section 20 Subsidiary is hereby expressly permitted by the Borrowers to refer to any of the Borrowers and their Subsidiaries in connection with any advertising, promotion or marketing undertaken by such Co-Agents, such Lender or such Section 20 Subsidiary and, for such purpose, such Co-Agents, such Lender or such Section 20 Subsidiary may utilize any trade name, trademark, logo or other distinctive symbol associated with any of the Borrowers or any of their Subsidiaries or any of their businesses.

        19.3. Prior Notification. Unless specifically prohibited by Applicable Law or court order, each of the Lenders and the Co-Agents shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

        19.4. Other. In no event shall any of the Lenders or Co-Agents be obligated or required to return any materials furnished to it or any Section 20 Subsidiary by the Borrowers or any of their Subsidiaries. The obligations of each Lender under this ss.19 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to the Borrowers prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

                         20. SURVIVAL OF COVENANTS, ETC.

        All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of any of the Borrowers or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders, the Issuing Bank and the Co-Agents, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Issuing Bank has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender, the Issuing Bank or the Co-Agents at any time by or on behalf of any of the Borrowers or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrowers or such Subsidiary hereunder.

                        21. ASSIGNMENT AND PARTICIPATION.

        21.1. Conditions to Assignment by Lenders. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentages and Commitments and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (i) each of the Agent and, unless a Default or Event of Default shall have occurred and be continuing, the Borrower shall have given its prior written consent to such assignment, which consent, in the case of the Borrowers, will not be unreasonably withheld (any increase in costs to the Borrowers shall be considered reasonable grounds for the Borrowers' withholding consent to such assignment), (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Credit Agreement, (iii) each assignment shall be in the amount of $10,000,000 or an integral multiple of $1,000,000 thereof, unless it is for all of the assigning Lender's interests, rights and obligations under this Credit Agreement, (iv) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit F hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment, and (v) unless a Default or Event of Default shall have occurred, the Commitment Percentage of the Total Commitment and of any outstanding Term Loan of each of BKB and CIT shall be equal to a principal amount of not less than $15,000,000 minus each of BKB's and CIT's pro rata share of payments made by the Borrowers on account of the Term Loan. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss.21.3, be released from its obligations under this Credit Agreement.

        21.2. Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

                (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

                (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

                (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in ss.8.4 and ss.9.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                (d) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

                (e) such assignee represents and warrants that it is an Eligible Assignee;

                (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

                (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Lender;

                (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

                (i) such assignee acknowledges that it has made arrangements with the assigning Lender satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

        21.3. Register. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Term Loans and Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $3,000.

        21.4. New Notes. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to the Borrowers and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrowers, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be cancelled and returned to the Borrower.

        21.5. Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of such Lender's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (i) each such participation shall be in an amount of not less than $5,000,000, (ii) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrowers, (iii) each Borrower and the Agent shall continue to deal solely and directly with the selling Lender in connection with the selling Lender's rights and obligations under this Credit Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the participant has rights to approve any amendment to, or any consent or waiver with respect to, this Credit Agreement or any other Loan Document, and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Credit Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Credit Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Credit Agreement.

        21.6. Disclosure. The Borrowers agree that in addition to disclosures made in accordance with standard and customary banking practices any Lender may disclose information obtained by such Lender pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and
(iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation. For purposes of this ss.21.6 an assignee or participant or potential assignee or participant may include a counterparty with whom such Lender has entered into or potentially might enter into a derivative contract referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document.

        21.7. Assignee or Participant Affiliated with the Borrowers. If any assignee Lender is an Affiliate of any of the Borrowers, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to ss.15.1 or ss.15.2, and the determination of the Majority Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans or Reimbursement Obligations. If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is a Borrower or an Affiliate of any of the Borrowers, then such transferor Lender shall promptly notify the Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to ss.15.1 or ss.15.2 to the extent that such participation is beneficially owned by a Borrower or any Affiliate of any of the Borrowers, and the determination of the Majority Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans or Reimbursement Obligations to the extent of such participation.

        21.8. Miscellaneous Assignment Provisions. Any assigning Lender shall retain its rights to be indemnified pursuant to ss.18 with respect to any claims or actions arising prior to the date of such assignment. On or before the date it becomes a party to this Credit Agreement and from time to time thereafter upon any change in status rendering any certificate or document previously delivered pursuant to ss.6.7 invalid or inaccurate, each Lender that is organized under the laws of a jurisdiction outside the United States shall (but, with respect to any renewal or change in status, if legally able to do so) deliver to the Borrowers and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes, and each such Lender shall comply with all Applicable Laws with respect to such exemption and any renewal or extension thereof. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrowers and with the consent of the Borrowers and the Majority Lenders, appoint another Lender to act as a Reference Bank hereunder. Anything contained in this ss.21 to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve (12) Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

        21.9. Assignment by Borrowers. None of the Borrowers shall assign or transfer any of their rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

                                22. NOTICES, ETC.

        Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

                (a) if to the Borrower, at Century Aluminum Company, 2511 Garden Road, Building A, Suite 200, Monterey, CA 93940, Attention: Mr. Daniel Krofcheck, or at such other address for notice as the Borrowers shall last have furnished in writing to the Person giving the notice;

                (b) if to the Agent, at 100 Federal Street, Mail Stop, MA-BOS 01-09-07, Boston, Massachusetts 02110, Attention: Mr. Neal Hesler, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice;

                (c) if to the Co-Agent, at The CIT Group/Business Credit, Inc., 10 South LaSalle Street, 22nd Floor, Chicago. IL 60603, Attention:
        Regional Manager, or such other address for notice as the Co-Agent shall last have furnished in writing to the Person giving the notice; and

                (d) if to any Lender, at such Lender's address set forth on
        Schedule 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

        Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                               23. GOVERNING LAW.

        THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON ANY OF THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN ss.22. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                  24. HEADINGS.

        The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                                25. COUNTERPARTS.

        This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           26. ENTIRE AGREEMENT, ETC.

        The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.28.

                            27. WAIVER OF JURY TRIAL.

        Each of the Borrowers hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of such rights and obligations. Except as prohibited by law, each of the Borrowers hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the

Borrowers (i) certifies that no representative, agent or attorney of any Lender or the Agent has represented, expressly or otherwise, that such Lender or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that the Agent and the Lenders have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party and the PBGC Documents and Subordination Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                     28. CONSENTS, AMENDMENTS, WAIVERS, ETC.

        (a) Any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrowers or any of their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Majority Lenders. Notwithstanding the foregoing:

        (a) the rate of interest on the Notes (other than interest accruing pursuant to ss.6.12.2 following the effective date of any waiver by the Majority Lenders of the Default or Event of Default relating thereto) or the amount of any Commitment Fees or Letter of Credit Fees may not be decreased without the written consent of each Lender affected thereby;

        (b) the amount of the Commitments may not be increased without the written consent of the Borrower and of each Lender affected thereby;

        (c) the Revolving Credit Loan Maturity Date and the Term Loan Maturity Date may not be postponed without the written consent of each Lender affected thereby;

        (d) the advance rates set forth in the definition of Borrowing Base may not be increased without the written consent of all of the Lenders,

        (e) this ss.28 and the definitions of Majority Lenders or Minimum Reserve Amount may not be amended, without the written consent of all of the Lenders;

        (f) the amount of the Agent's Fee payable for the Agent's account and ss.17 may not be amended without the written consent of the Agent; and the amount of any fees in respect of Letters of Credit payable for the Issuing Bank's account may not be amended without the written consent of the Issuing Bank;

        (g) no such amendment, modification, waiver or release which would release any Collateral (except for any release under ss.7.3, any permitted asset sale under ss.10.5 or as otherwise expressly permitted in this Agreement and the other Loan Documents) with a value in excess of $10,000,000 from the lien of the Security Documents shall be effective without the written consent of each Lender;

        (h) no such amendment, modification, waiver or release which would have the effect of (i) reducing the principal amount of any Loan of any Lender shall be effective without the written consent of each Lender affected thereby or (ii) delaying or extending the terms of or any scheduled repayment of the Term Loan as set forth in ss.4.4(a) shall be effective without the written consent of each Lender affected thereby.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon any of the Borrowers shall entitle any of the Borrowers to other or further notice or demand in similar or other circumstances.

        (b) Notwithstanding anything to the contrary contained in clause (a) above, the Agent may (i) enter into amendments to the Security Documents or Replacement Security Documents, as the case may be, for the purpose of adding additional Subsidiaries of the Borrowers as parties thereto and (ii) enter into security documents to satisfy the requirements of ss.ss.9.16, 9.17 and 9.20, in each case without the consent of the Majority Lenders.

        (c) Notwithstanding anything to the contrary contained above in this ss.28, Schedules 8.19, 8.20 and 8.22 may be supplemented or amended and restated by the Borrowers in connection with any Permitted Acquisition, to the extent that such supplement or amendment and restatement reflects changes that are permitted by this Credit Agreement and the other Loan Documents. Such supplement or amendment and restatement shall become effective upon the Borrowers' delivery of the same to the Agent, together with a certificate of an Authorized Officer of Century Aluminum that such supplement or amendment and restatement reflects changes that are permitted by this Credit Agreement and the other Loan Documents. The Agent shall promptly distribute to each Lender a copy of such supplement or amendment and restatement, together with the certificate of the Authorized Officer of Century Aluminum referred to above.

                                29. SEVERABILITY.

        The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

        IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.


                                       CENTURY ALUMINUM COMPANY



                                       By: _____________________________________
                                           Name:
                                           Title:

                                       CENTURY CAST PLATE, INC.



                                       By: _____________________________________
                                           Name:
                                           Title:

                                       CENTURY ALUMINUM OF WEST
                                       VIRGINIA, INC.



                                       By: _____________________________________
                                           Name:
                                           Title:

                                       BERKELEY ALUMINUM, INC.



                                       By: _____________________________________
                                           Name:
                                           Title:


                                       BANKBOSTON, N.A., individually and
                                       as Agent



                                       By: _____________________________________
                                           Name:
                                           Title:

                                       CIT GROUP/BUSINESS CREDIT,
                                       INC., individually and as Co-Agent



                                       By: _____________________________________
                                           Name:
                                           Title:

                                       CITIZENS BUSINESS CREDIT
                                       COMPANY, a division of CITIZENS
                                       LEASING, INC.



                                       By: _____________________________________
                                           Name:  Ronald A. Donatelli
                                           Title: Senior Vice President

                                       COMERICA BANK



                                       By: _____________________________________
                                           Name:  Calvin G. Moore
                                           Title: Vice President

                                       CONGRESS FINANCIAL
                                       CORPORATION



                                       By: _____________________________________
                                           Name:  Richard A. Dickard
                                           Title: Senior Vice President

                                       FLEET CAPITAL
                                       CORPORATION



                                       By: _____________________________________
                                           Name:  Audrey Pengelly
                                           Title: Senior Vice President

                                       GREEN TREE FINANCIAL
                                       SERVICING CORP.



                                       By: _____________________________________
                                           Name:
                                           Title:

                                       HELLER FINANCIAL, INC.



                                       By: _____________________________________
                                           Name:  Albert J. Forzano
                                           Title: Vice President

                                       LASALLE BUSINESS CREDIT



                                       By: _____________________________________
                                           Name:
                                           Title:

                                       NATIONAL BANK OF CANADA



                                       By: _____________________________________
                                           Name:  Eric L. Moore
                                           Title: Vice President



                                       By: _____________________________________
                                           Name:  Donald P. Haddad
                                           Title: Vice President & Manager